File No. 333-150676 CIK 1425301


                       Securities and Exchange Commission
                             Washington, D. C. 20549


                                 Post-Effective


                                 Amendment No. 7


                                       to


                                    Form S-6


                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

                         Advisors Disciplined Trust 257

                 Name and executive office address of Depositor:

                         Advisors Asset Management, Inc.
                              18925 Base Camp Road
                            Monument, Colorado  80132

                Name and complete address of agents for service:

                         Advisors Asset Management, Inc.
                            Attention:  Scott Colyer
                              18925 Base Camp Road
                            Monument, Colorado 80132

                             Chapman and Cutler LLP
                          Attention: Scott R. Anderson
                             111 West Monroe Street
                             Chicago, Illinois 60603

( X ) Check box if it is proposed that this filing will become effective on August 31, 2015 pursuant to paragraph (b) of Rule 485.

TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST 229

TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST 268

(UNIT INVESTMENT TRUSTS INCLUDED IN ADVISOR'S DISCIPLINED TRUST 257)












                                   PROSPECTUS

                                 AUGUST 31, 2015










        [LOGO]                          As with any investment, the Securities
                                        and Exchange Commission has not approved
         AAM                            or disapproved of these securities or
                                        passed upon the adequacy or accuracy of
       ADVISORS                         this prospectus.  Any contrary
   ASSET MANAGEMENT                     representation is a criminal offense.

-----------------------------------
CALIFORNIA TRUST INVESTMENT SUMMARY
-----------------------------------


                              INVESTMENT OBJECTIVE

  Tax Exempt Securities Trust, California Trust 229 (the California Trust) seeks to provide interest income exempt from federal and California state personal income tax and to provide capital preservation.

                          PRINCIPAL INVESTMENT STRATEGY

  The trust seeks to provide interest income exempt from federal and California state personal income tax and to provide capital preservation by investing in a portfolio primarily consisting of long-term municipal bonds. In selecting bonds, we<F1>* considered the following factors, among others:

* the Standard & Poor's rating of the bonds was not less than A- or the Moody's Investor Service rating of the bonds was not less than A3 at trust inception;

* the prices of the bonds relative to other bonds of comparable quality and maturity; and

*  diversification of bonds as to purpose of issue and location of issuer.

  The portfolio consists of debt obligations issued by or on behalf of California and territories of the United States, and political subdivisions and authorities thereof, the interest on which is excludable from gross income for United States federal and California state personal income tax purposes under existing law in the opinion of recognized bond counsel to the issuer of the bonds. The trust portfolio is structured to have a dollar-weighted average maturity greater than 10 years as of the inception of the trust. The trust does not include bonds subject to the federal alternative minimum tax for individuals. Interest may be subject to state and local tax.

  Units of the trust are available for sale only in California.

                                 PRINCIPAL RISKS

  As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

*  BOND PRICES WILL FLUCTUATE.  The value of your investment may fall over time.

* THE VALUE OF THE BONDS WILL GENERALLY FALL IF INTEREST RATES, IN GENERAL, RISE. No one can predict whether interest rates will rise or fall in the future.

* A BOND ISSUER OR INSURER MAY BE UNABLE TO MAKE INTEREST AND/OR PRINCIPAL PAYMENT IN THE FUTURE.

* THE FINANCIAL CONDITION OF AN ISSUER MAY WORSEN OR ITS CREDIT RATINGS MAY DROP, RESULTING IN A REDUCTION IN THE VALUE OF YOUR UNITS. This may occur at any point in time, including during the primary offering period.

* A BOND ISSUER MIGHT PREPAY OR "CALL" A BOND BEFORE ITS STATED MATURITY. If this happens, the trust will distribute the principal to you but future interest distributions will fall. A bond's call price could be less than the price the trust paid for the bond. If enough bonds are called, the trust could terminate earlier than expected.

* BECAUSE THE TRUST IS CONCENTRATED IN BONDS OF ISSUERS LOCATED IN CALIFORNIA, THERE MAY BE MORE RISK THAN IF THE BONDS WERE ISSUED BY ISSUERS LOCATED IN SEVERAL STATES. The financial condition of California is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of units.

* THE TRUST MAY CONCENTRATE IN BONDS OF A PARTICULAR TYPE OF ISSUER. This makes the trust less diversified and subject to greater risk than a more diversified portfolio. The types of bond in the portfolio are listed under "Types of Bonds" on page 4.

* WE DO NOT ACTIVELY MANAGE THE PORTFOLIO. Except in limited circumstances, the trust will hold, and may continue to buy, the same bonds even if the market value declines.


--------------------
<F1>*  "AAM," "we" and related terms mean Advisors Asset Management, Inc., the trust sponsor, unless the context clearly suggests otherwise.


2     California Trust Investment Summary

                                WHO SHOULD INVEST

  You should consider this investment if you want:

  * to own securities representing interests in a variety of municipal bonds issued by or on behalf of California and territories of the United States and political subdivisions and authorities thereof in a single investment.

  * the potential to receive monthly distributions of income exempt from federal and California state income tax.

  *  capital preservation potential.

  You should not consider this investment if you:

  * are uncomfortable with the risks of an unmanaged investment in municipal bonds issued by or on behalf of California and territories of the United States and political subdivisions and authorities thereof.

  *  want capital appreciation.

          ------------------------------------------------------------

                              ESSENTIAL INFORMATION
                              ---------------------

          PRINCIPAL AMOUNT OF SECURITIES
          PER UNIT*                                            $946.38

          PUBLIC OFFERING PRICE PER UNIT*                    $1,042.80

          ACCRUED INTEREST PER UNIT TO
          SETTLEMENT DATE*                                       $2.82

          INCEPTION DATE                                  May 16, 2008

          ESTIMATED CURRENT RETURN*                              4.09%
          ESTIMATED LONG-TERM RETURN*                            2.88%

          ESTIMATED NET ANNUAL INTEREST
          INCOME PER UNIT*                                      $40.60

          ESTIMATED NORMAL MONTHLY
          DISTRIBUTION PER UNIT*                                 $3.38

          WEIGHTED AVERAGE MATURITY
          OF SECURITIES*                                   22.63 years

          DISTRIBUTION DATES                    25th day of each month
          RECORD DATES                          10th day of each month

          CUSIP NUMBER                                       00767K249

          TICKER SYMBOL                                         ADTQIX

          MINIMUM INVESTMENT                                    1 unit

          ------------------------------------------------------------

*  As of April 30, 2015 and may vary thereafter.

                                FEES AND EXPENSES

  The amounts below are estimates of the direct and indirect expenses that you may incur based on the initial unit price. Actual expenses may vary.

                                   AS A %           AMOUNT
                                  OF $1,000          PER
SALES FEE                         INVESTED          UNIT
                                  -------------------------

Maximum sales fee                    4.70%           $49.01
                                   ========         =======

                                  AS A % OF         AMOUNT
ANNUAL                               NET             PER
OPERATING EXPENSES                 ASSETS           UNIT
                                  -------------------------

Trustee fee & expenses               0.67%            $6.61
Supervisory, evaluation
  and administration fees            0.10              1.00
                                   --------         -------
Total                                0.77%            $7.61
                                   ========         =======

                                     EXAMPLE

  This example helps you compare the cost of this trust with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the trust:

          1 year              $543
          3 years             $689
          5 years             $835
          10 years          $1,200

  These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment.


                                       California Trust Investment Summary     3

                                 TYPES OF BONDS

  The following table shows the types of bonds included in the portfolio as of April 30, 2015. For additional information about each of these issuer types, see "Understanding Your Investment--Investment Risks".

                                            PERCENT OF
                                         PRINCIPAL AMOUNT
  TYPE ISSUER                                OF BONDS
  -------------------------------------------------------

  General Obligation                          13.65%
  Revenue Bonds
    Development                               38.22
    Education                                  6.83
    Facilities                                 7.51
    Medical                                   15.36
    Misc Revenue                               9.90
    Power                                      8.53
                                           ---------
                                             100.00%
                                            =========


                               LOCATION OF ISSUERS

  The following table shows the states or territories in which the issuers of the bonds are located as of April 30, 2015.

                                PERCENT OF
     STATE                   PRINCIPAL AMOUNT
  OR TERRITORY                   OF BONDS
  -------------------------------------------

  California                     100.00%
                                ---------
                                 100.00%
                                =========


                             INSURANCE ON THE BONDS

  The following table shows the insurance companies that provide insurance as of April 30, 2015, if any. For additional information about bond insurance, see "Understanding Your Investment--Bond Insurance".

                                         PERCENT OF
                                      PRINCIPAL AMOUNT
  INSURANCE COMPANY                       OF BONDS
  ----------------------------------------------------

  Ambac Assurance                          38.23%
     Corporation (AMBAC)

  Assured Guaranty                         22.52
     Corporation (Assured Gty)

  Berkshire Hathaway Assurance              6.83
     Corporation and Financial
     Guaranty Insurance Company
     (BHAC/FGIC)

                                         ---------
                                           67.58%
                                         =========



4     California Trust Investment Summary

---------------------------------
NEW YORK TRUST INVESTMENT SUMMARY
---------------------------------


                              INVESTMENT OBJECTIVE

  Tax Exempt Securities Trust, New York Trust 268 (the New York Trust) seeks to provide interest income exempt from federal and New York state personal income tax and to provide capital preservation.

                          PRINCIPAL INVESTMENT STRATEGY

  The trust seeks to provide interest income exempt from federal personal income tax and to provide capital preservation by investing in a portfolio primarily consisting of long-term municipal bonds. In selecting bonds, we considered the following factors, among others:

* the Standard & Poor's rating of the bonds was not less than A- or the Moody's Investor Service rating of the bonds was not less than A3 at trust inception;

* the prices of the bonds relative to other bonds of comparable quality and maturity; and

*  diversification of bonds as to purpose of issue and location of issuer.

  The portfolio consists of debt obligations issued by or on behalf of New York state and territories of the United States, and political subdivisions and authorities thereof, the interest on which is excludable from gross income for United States federal and New York state personal income tax purposes under existing law in the opinion of recognized bond counsel to the issuer of the bonds. The trust portfolio is structured to have a dollar-weighted average maturity greater than 10 years as of the inception of the trust. The trust does not include bonds subject to the federal alternative minimum tax for individuals. Interest may be subject to state and local tax.

  Units of the trust are available for sale only in New York, Connecticut, Florida and New Jersey.

                                 PRINCIPAL RISKS

  As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

*  BOND PRICES WILL FLUCTUATE.  The value of your investment may fall over time.

* THE VALUE OF THE BONDS WILL GENERALLY FALL IF INTEREST RATES, IN GENERAL, RISE. No one can predict whether interest rates will rise or fall in the future.

* A BOND ISSUER OR INSURER MAY BE UNABLE TO MAKE INTEREST AND/OR PRINCIPAL PAYMENT IN THE FUTURE.

* THE FINANCIAL CONDITION OF AN ISSUER MAY WORSEN OR ITS CREDIT RATINGS MAY DROP, RESULTING IN A REDUCTION IN THE VALUE OF YOUR UNITS. This may occur at any point in time, including during the primary offering period.

* A BOND ISSUER MIGHT PREPAY OR "CALL" A BOND BEFORE ITS STATED MATURITY. If this happens, the trust will distribute the principal to you but future interest distributions will fall. A bond's call price could be less than the price the trust paid for the bond. If enough bonds are called, the trust could terminate earlier than expected.

* BECAUSE THE TRUST IS CONCENTRATED IN BONDS OF ISSUERS LOCATED IN NEW YORK, THERE MAY BE MORE RISK THAN IF THE BONDS WERE ISSUED BY ISSUERS LOCATED IN SEVERAL STATES. The financial condition of New York is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of units.

* THE TRUST MAY CONCENTRATE IN BONDS OF A PARTICULAR TYPE OF ISSUER. This makes the trust less diversified and subject to greater risk than a more diversified portfolio. The types of bond in the portfolio are listed under "Types of Bonds" on page 7.

* WE DO NOT ACTIVELY MANAGE THE PORTFOLIO. Except in limited circumstances, the trust will hold, and may continue to buy, the same bonds even if the market value declines.


                                         New York Trust Investment Summary     5

                                WHO SHOULD INVEST

  You should consider this investment if you want:

  * to own securities representing interests in a variety of municipal bonds issued by or on behalf of New York and territories of the United States and political subdivisions and authorities thereof in a single investment.

  * the potential to receive monthly distributions of income exempt from federal and New York income tax.

  *  capital preservation potential.

  You should not consider this investment if you:

  * are uncomfortable with the risks of an unmanaged investment in municipal bonds issued by or on behalf of New York and territories of the United States and political subdivisions and authorities thereof.

  *  want capital appreciation.

          ------------------------------------------------------------

                              ESSENTIAL INFORMATION
                              ---------------------

          PRINCIPAL AMOUNT OF SECURITIES
          PER UNIT*                                            $855.10

          PUBLIC OFFERING PRICE PER UNIT*                      $899.81

          ACCRUED INTEREST PER UNIT TO
          SETTLEMENT DATE*                                       $2.51

          INCEPTION DATE                                  May 16, 2008

          ESTIMATED CURRENT RETURN*                              4.23%
          ESTIMATED LONG-TERM RETURN*                            3.47%

          ESTIMATED NET ANNUAL INTEREST
          INCOME PER UNIT*                                      $36.28

          ESTIMATED NORMAL MONTHLY
          DISTRIBUTION PER UNIT*                                 $3.02

          WEIGHTED AVERAGE MATURITY
          OF SECURITIES*                                   20.92 years

          DISTRIBUTION DATES                    25th day of each month
          RECORD DATES                          10th day of each month

          CUSIP NUMBER                                       00767K256

          TICKER SYMBOL                                         ADTNJX

          MINIMUM INVESTMENT                                    1 unit

          ------------------------------------------------------------

*  As of April 30, 2015 and may vary thereafter.

                                FEES AND EXPENSES

  The amounts below are estimates of the direct and indirect expenses that you may incur based on the initial unit price. Actual expenses may vary.

                                   AS A %           AMOUNT
                                  OF $1,000          PER
SALES FEE                         INVESTED          UNIT
                                  -------------------------

Maximum sales fee                    4.70%           $42.29
                                   ========         =======

                                  AS A % OF         AMOUNT
ANNUAL                               NET             PER
OPERATING EXPENSES                 ASSETS           UNIT
                                  -------------------------

Trustee fee & expenses               0.51%            $4.38
Supervisory, evaluation
  and administration fees            0.12              1.00
                                   --------         -------
Total                                0.63%            $5.38
                                   ========         =======

                                     EXAMPLE

  This example helps you compare the cost of this trust with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the trust:

          1 year            $530
          3 years           $649
          5 years           $769
          10 years        $1,068

  These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment.


6     New York Trust Investment Summary

                                 TYPES OF BONDS

  The following table shows the types of bonds included in the portfolio as of April 30, 2015. For additional information about each of these issuer types, see "Understanding Your Investment--Investment Risks".

                                            PERCENT OF
                                         PRINCIPAL AMOUNT
  TYPE ISSUER                                OF BONDS
  -------------------------------------------------------

  General Obligation                           5.79%
  Revenue Bonds
    Development                               21.99
    Education                                  9.25
    Facilities                                 4.63
    Housing                                    5.79
    Power                                      5.79
    Transportation                            29.40
    Utilities                                  5.79
    Water                                     11.57
                                            ---------
                                             100.00%
                                            =========


                               LOCATION OF ISSUERS

  The following table shows the states or territories in which the issuers of the bonds are located as of April 30, 2015.

                                PERCENT OF
     STATE                   PRINCIPAL AMOUNT
  OR TERRITORY                   OF BONDS
  -------------------------------------------

  New York                        87.73%
  Puerto Rico                      6.48
  Virgin Islands                   5.79
                                ---------
                                 100.00%
                                =========


                             INSURANCE ON THE BONDS

  The following table shows the insurance companies that provide insurance as of April 30, 2015, if any. For additional information about bond insurance, see "Understanding Your Investment--Bond Insurance".

                                         PERCENT OF
                                      PRINCIPAL AMOUNT
  INSURANCE COMPANY                       OF BONDS
  ----------------------------------------------------

  Ambac Assurance Corporation              10.42%
    (AMBAC)

  Assured Guaranty                         18.06
     Corporation (Assured Gty)

  Financial Guaranty Insurance              6.71
    Company (FGIC)

  National Public Finance                  19.68
    Guarantee Corporation
    (National)

  Syncora Guarantee Inc. (Syncora)          5.79

                                         ---------
                                           60.66%
                                         =========



                                         New York Trust Investment Summary     7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




Unitholders
Advisor's Disciplined Trust 257
Tax Exempt Securities Trust, California Trust 229 and New York Trust 268

We have audited the accompanying statements of assets and liabilities of Advisor's Disciplined Trust 257, comprising Tax Exempt Securities Trust, California Trust 229 and Tax Exempt Securities Trust, New York Trust 268, including the schedules of investments, as of April 30, 2015, and the related statements of operations and changes in net assets for the years ended April 30, 2015, 2014 and 2013 and the financial highlights for the years ended April 30, 2015, 2014, 2013, 2012 and 2011. These financial statements and financial highlights are the responsibility of the trusts' sponsor. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Trusts' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trusts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of April 30, 2015, by correspondence with The Bank of New York Mellon, the trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advisor's Disciplined Trust 257, comprising Tax Exempt Securities Trust, California Trust 229 and Tax Exempt Securities Trust, New York Trust 268 at April 30, 2015, and the results of their operations, changes in their net assets and financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.


                                   /s/ Grant Thornton LLP


Chicago, Illinois
August 31, 2015


8     Financial Statements

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST 229
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2015
-------------------------------------------------------------------------------


Assets
  Investment in securities, at fair value (cost $1,467,595)                         $    1,541,828
  Interest receivable                                                                       21,512
                                                                                    ---------------
          Total assets                                                                   1,563,340


Liabilities and net assets
  Cash overdraft                                                                            15,041
  Accrued liabilities                                                                        6,463
                                                                                    ---------------
          Total liabilities                                                                 21,504

Net assets, applicable to 1,548 units outstanding:
  Cost of trust assets, exclusive of interest                  $    1,467,595
  Unrealized appreciation                                              74,233
  Distributable funds                                                       8
                                                               ---------------      ---------------
Net assets                                                                          $    1,541,836
                                                                                    ===============

Net asset value per unit at the end of the period                                   $       996.02
                                                                                    ===============











See accompanying notes to financial statements.


                                                      Financial Statements     9

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST 229
STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------


                                                                               YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                                                APRIL 30,           APRIL 30,            APRIL 30,
                                                                                     2015                2014                 2013
                                                                         -----------------   -----------------   -----------------


Investment income:
  Interest                                                                 $       81,606      $       93,280      $      119,185

Expenses:
  Trustee's fees and related expenses                                               1,969               2,220               2,598
  Supervisory, evaluation and administrative fees                                   1,787               2,009               2,362
  Tax fees                                                                          5,100               3,125               3,550
  Audit fees                                                                        1,800               1,800               1,800
  Post-effective filing fees                                                        2,310               2,310               2,310
  Other expenses                                                                      542                 610                 522
                                                                           ---------------     ---------------     ---------------
Total expenses                                                                     13,508              12,074              13,142
                                                                           ---------------     ---------------     ---------------
Net investment income                                                              68,098              81,206             106,043

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) on investments                                               3,858             (46,163)             (5,928)
  Net change in unrealized appreciation (depreciation)
       on investments                                                              51,990             (22,501)             65,849
                                                                           ---------------     ---------------     ---------------
Net gain (loss) on investments                                                     55,848             (68,664)             59,921
                                                                           ---------------     ---------------     ---------------

Net increase in net assets resulting from operations                       $      123,946      $       12,542      $      165,964
                                                                           ===============     ===============     ===============












See accompanying notes to financial statements.


10     Financial Statements

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST 229
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                               YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                                                APRIL 30,           APRIL 30,            APRIL 30,
                                                                                     2015                2014                 2013
                                                                         -----------------   -----------------   -----------------


Operations:
  Net investment income                                                    $       68,098      $       81,206      $      106,043
  Realized gain (loss) on investments                                               3,858             (46,163)             (5,928)
  Net change in unrealized appreciation (depreciation)
       on investments                                                              51,990             (22,501)             65,849
                                                                           ---------------     ---------------     ---------------
Net increase in net assets resulting from operations                              123,946              12,542             165,964

Distributions to unitholders:
  Net investment income                                                           (69,608)            (80,861)           (106,638)
  Principal from investment transactions                                                -             (28,771)             (5,011)
                                                                           ---------------     ---------------     ---------------
Total distributions to unitholders                                                (69,608)           (109,632)           (111,649)

Capital transactions:
  Redemption of 222, 228 and 495 units, respectively                             (220,219)           (211,541)           (501,984)
                                                                           ---------------     ---------------     ---------------
Total decrease in net assets                                                     (165,881)           (308,631)           (447,669)

Net assets:
  At the beginning of the period                                                1,707,717           2,016,348           2,464,017
                                                                           ---------------     ---------------     ---------------

  At the end of the period (including distributable funds
       applicable to trust units of $8 and $3,501 and
       $34,521 at  April 30, 2015, 2014 and 2013,
       respectively)                                                       $    1,541,836      $    1,707,717      $    2,016,348
                                                                           ===============     ===============     ===============

Trust units outstanding at the end of the period                                    1,548               1,770               1,998
                                                                           ===============     ===============     ===============



See accompanying notes to financial statements.


                                                     Financial Statements     11

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST 268
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2015
-------------------------------------------------------------------------------


Assets
  Investment in securities, at fair value (cost $2,153,833)                         $    2,214,652
  Interest receivable                                                                       38,977
                                                                                    ---------------
          Total assets                                                                   2,253,629


Liabilities and net assets
  Cash overdraft                                                                            76,378
  Accrued liabilities                                                                        6,605
                                                                                    ---------------
          Total liabilities                                                                 82,983

Net assets, applicable to 2,526 units outstanding:
  Cost of trust assets, exclusive of interest                  $    2,153,833
  Unrealized appreciation                                              60,819
  Distributions in excess                                             (44,006)
                                                               ---------------      ---------------
Net assets                                                                          $    2,170,646
                                                                                    ===============

Net asset value per unit at the end of the period                                   $       859.32
                                                                                    ===============











See accompanying notes to financial statements.


12     Financial Statements

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST 268
STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------


                                                                               YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                                                APRIL 30,           APRIL 30,            APRIL 30,
                                                                                     2015                2014                 2013
                                                                         -----------------   -----------------   -----------------


Investment income:
  Interest                                                                 $      116,358      $      129,450      $      146,067

Expenses:
  Trustee's fees and related expenses                                               3,187               3,272               3,281
  Supervisory, evaluation and administrative fees                                   2,858               3,029               2,983
  Tax fees                                                                          5,100               3,125               3,550
  Audit fees                                                                        1,800               1,800               1,800
  Post-effective filing fees                                                        2,310               2,310               2,310
  Other expenses                                                                      554                 678                 653
                                                                           ---------------     ---------------     ---------------
Total expenses                                                                     15,809              14,214              14,577
                                                                           ---------------     ---------------     ---------------
Net investment income                                                             100,549             115,236             131,490

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) on investments                                             (21,563)              2,531                (611)
  Net change in unrealized appreciation (depreciation)
       on investments                                                             130,795            (186,408)             24,597
                                                                           ---------------     ---------------     ---------------
Net gain (loss) on investments                                                    109,232            (183,877)             23,986
                                                                           ---------------     ---------------     ---------------

Net increase (decrease) in net assets resulting from operations            $      209,781      $      (68,641)     $      155,476
                                                                           ===============     ===============     ===============












See accompanying notes to financial statements.


                                                     Financial Statements     13

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST 268
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------


                                                                               YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                                                APRIL 30,           APRIL 30,            APRIL 30,
                                                                                     2015                2014                 2013
                                                                         -----------------   -----------------   -----------------


Operations:
  Net investment income                                                    $      100,549      $      115,236      $      131,490
  Realized gain (loss) on investments                                             (21,563)              2,531                (611)
  Net change in unrealized appreciation (depreciation)
       on investments                                                             130,795            (186,408)             24,597
                                                                           ---------------     ---------------     ---------------
Net increase (decrease) in net assets resulting from operations                   209,781             (68,641)            155,476

Distributions to unitholders:
  Net investment income                                                          (102,616)           (115,967)           (131,282)
  Principal from investment transactions                                          (87,045)           (347,900)                  -
                                                                           ---------------     ---------------     ---------------
Total distributions to unitholders                                               (189,661)           (463,867)           (131,282)

Capital transactions:
  Redemption of 367, 90 and 0 units, respectively                                (317,457)            (76,531)                  -
                                                                           ---------------     ---------------     ---------------
Total increase (decrease) in net assets                                          (297,337)           (609,039)             24,194

Net assets:
  At the beginning of the period                                                2,467,983           3,077,022           3,052,828
                                                                           ---------------     ---------------     ---------------

  At the end of the period (including distributions in excess to trust units of $(44,006) and distributable funds of
       $1,275 and $6,247 at April 30, 2015, 2014 and
       2013, respectively)                                                 $    2,170,646      $    2,467,983      $    3,077,022
                                                                           ===============     ===============     ===============

Trust units outstanding at the end of the period                                    2,526               2,893               2,983
                                                                           ===============     ===============     ===============



See accompanying notes to financial statements.


14     Financial Statements

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST 229
SCHEDULE OF INVESTMENTS
APRIL 30, 2015


  PRINCIPAL            NAME OF ISSUER, INTEREST RATE                                            REDEMPTION          VALUE OF
   AMOUNT                 AND MATURITY DATE(1)                                                   FEATURE(2)       SECURITIES(3)
-------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS--100.00%

    $100,000     California Statewide Communities Development Authority, Catholic          07/01/2017 @ 100
                 Healthcare West, Series A, 5.50% Due 07/01/2030                           07/01/2016 @ 100 S.F.      $109,166

     125,000     Southern California Public Power Authority, Natural Gas Project
                 Revenue Bonds, Series A, 5.00% Due 11/01/2033 (3)                         11/01/2030 @ 100 S.F.       141,224

      60,000     El Monte, California, Certificate of Participation, Department of Public  05/31/2015 @ 100
                 Services Facility, 5.25% Due 01/01/2034, AMBAC Insured                    01/01/2022 @ 100 S.F.        60,178

      50,000     Long Beach, California,  Bond Finance Authority Revenue Bonds,            08/01/2015 @ 100
                 Housing and Gas Utility, 5.00% Due 08/01/2035, AMBAC Insured              08/01/2031 @ 100 S. F.       50,030

     100,000     State of California, General Obligation Bonds,                            03/01/2016 @ 100
                 Series 1, 4.75% Due 09/01/2035 (3)                                        09/01/2033 @ 100 S.F.       103,078

      95,000     Palm Desert, California, Financing Authority Tax Allocation Revenue       08/01/2016 @ 100
                 Bonds, Series A, 5.125% Due 08/01/2036, AMBAC Insured                     08/01/2032 @ 100 S.F.        95,383

      55,000     Dinuba, California,  Redevelopment Agency Tax Allocation                  09/01/2016 @ 100
                 Bonds, 5.00% Due 09/01/2036, AMBAC Insured                                09/01/2032 @ 100 S.F.        54,498

     125,000     Sierra Kings, California, Health Care District,                           05/31/2015 @ 100
                 5.00% Due 08/01/2037, Assured Gty Insured                                 08/01/2029 @ 100 S.F.       125,293

     125,000     South Tahoe, California, Joint Powers Financing Authority Revenue         10/01/2017 @ 100
                 Bonds, 5.00% Due 10/01/2037, AMBAC Insured                                10/01/2033 @ 100 S.F.       127,777

     100,000     State of California, General Obligation Bonds,                            04/01/2018 @ 100
                 5.00% Due 04/01/2038                                                      04/01/2033 @ 100 S.F.       109,047

     100,000     Las Virgenes, California, Unified School District, Certificate of         05/01/2018 @ 100
                 Participation, 5.00% Due 05/01/2038, Assured Gty Insured                  05/01/2032 @ 100 S.F.       107,216

      50,000     San Dieguito, California, Public Facilities Authority Revenue Bonds,      08/01/2018 @ 100
                 Series A, 5.00% Due 08/01/2038, AMBAC Insured (3)                         08/01/2033 @ 100 S.F.        54,058

     125,000     Oakley, California,  Redevelopment Agency Tax Allocation Bonds,           09/01/2018 @ 100
                 Series A, 5.00% Due 09/01/2038, AMBAC Insured (3)                         09/01/2034 @ 100 S.F.       127,769

     105,000     Fillmore, California, Public Financing Authority Revenue Bonds, Water    05/01/2017  @ 100
                 Recycling, 5.00% Due 05/01/2042, Assured Gty Insured                      05/01/2038 @ 100 S.F.       110,838

     100,000     California Statewide Communities Development Authority Revenue            07/01/2018 @ 100
                 Bonds, 5.75% Due 07/01/2047, BHAC/FGIC Insured                            07/01/2028 @ 100 S.F.       112,258

      50,000     California Statewide Communities Development Authority                    05/15/2018 @ 100
                 Revenue Bonds, 5.25% Due 11/15/2048 (3)                                   11/15/2047 @ 100 S.F.        54,015

-------------                                                                                                     -------------
  $1,465,000     Total (Investment cost: $1,467,595)                                                                $1,541,828
=============                                                                                                     =============

               See accompanying notes to schedule of investments
                       and notes to financial statements.


                                                     Financial Statements     15

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST 268
SCHEDULE OF INVESTMENTS
APRIL 30, 2015


  PRINCIPAL            NAME OF ISSUER, INTEREST RATE                                           REDEMPTION          VALUE OF
   AMOUNT                  AND MATURITY DATE                                                   FEATURE(1)        SECURITIES(2)
------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS--100.00%

    $125,000     New York Convention Center Development Corporation, New York              11/15/2015 @ 100
                 Revenue Bonds, 5.00% Due 11/15/2030, AMBAC Insured                        11/15/2028 @ 100 S.F.      $127,954

     125,000     Virgin Islands Water & Power Authority, Electric System Revenue           07/01/2017 @ 100
                 Bonds, Series A, 5.00% Due 07/01/2031, Assured Gty Insured (3)            07/01/2028 @ 100 S.F.       129,105

     140,000     Puerto Rico Commonwealth,  Highway & Transportation Authority             07/01/2017 @ 100
                 Revenue Bonds, Series M, 5.00% Due 07/01/2032, Assured Gty Insured        07/01/2028 @ 100 S.F.       138,844

     100,000     Port Authority of New York & New Jersey, 4.75% Due 11/15/2032             11/15/2017 @ 100            108,213

     125,000     Madison County, New York, Industrial Development Agency,
                 Civic Facility Revenue Bonds, 5.00% Due 06/01/2033,                       06/01/2018 @ 100
                 Assured Gty Insured                                                       06/01/2029 @ 100 S.F.       126,093

     100,000     New York City Transitional Finance Authority, Building Aid Revenue
                 Bonds, Series S-2, 4.25% Due 01/15/2034,                                  01/15/2017 @ 100
                 National Insured (3)                                                      01/15/2032 @ 100 S.F.       103,949

     125,000     City of Yonkers, New York, Series B, 5.00% Due 08/01/2035,                08/01/2015 @ 100
                 National Insured                                                          08/01/2031 @ 100 S.F.       126,054

     125,000     Metropolitan Transportation Authority, New York Revenue Bonds,            11/15/2015 @ 100
                 Series F, 5.00% Due 11/15/2035                                            11/15/2031 @ 100 S.F.       128,001

     125,000     Long Island Power Authority, New York Electric System                     06/01/2016 @ 100
                 Revenue Bonds, Series B, 5.00% Due 12/01/2035                             12/01/2034 @ 100 S.F.       129,200

     125,000     New York City Housing Development Corporation, Multifamily                11/01/2015 @ 100
                 Revenue Bonds, Series J-1, 4.85% Due 05/01/2036                           11/01/2026 @ 100 S.F.       125,481

     125,000     Rensselaer, New York, City School District, Certificate of                06/01/2016 @ 100
                 Participation, 5.00% Due 06/01/2036, Syncora Insured                      06/01/2027 @ 100 S.F.       127,191

     125,000     New York City Municipal Water Finance Authority, Water & Sewer
                 Revenue Bonds, Series B, 5.00% Due 06/15/2036                             06/15/2016 @ 100            130,637

     125,000     New York State Environmental Facilities Corporation, State Clean          06/15/2016 @ 100
                 Water & Drinking, Series A, 4.50% Due 06/15/2036 (3)                      06/15/2032 @ 100 S.F.       129,256

      75,000     New York State Dormitory Authority Revenue Bonds,                         07/01/2016 @ 100
                 5.00% Due 07/01/2036, National Insured                                    07/01/2032 @ 100 S.F.        77,950

     125,000     Dutchess County, New York, Industrial Development Agency,
                 Bard College Civic Facility Revenue Bonds,                                08/01/2017 @ 100
                 Series A-2, 4.50% Due 08/01/2036 (3)                                      08/01/2027 @ 100 S.F.       119,550

     125,000     Metropolitan Transportation Authority, New York Revenue Bonds,            11/15/2017 @ 100
                 Series A, 4.75% Due 11/15/2037, National Insured (3)                      11/15/2034 @ 100 S.F.       132,194

     100,000     New York City Industrial Development Agency Revenue Bonds, Queens         01/01/2017 @ 100
                 Baseball Stadium, 5.00% Due 01/01/2046, AMBAC Insured                     01/01/2043 @ 100 S.F.       102,762

     145,000     Hudson Yards Infrastructure Corporation, New York Revenue Bonds,
                 Series A, 5.00% Due 02/15/2047, FGIC Insured                              02/15/2017 @ 100            152,218



-------------                                                                                                     -------------
  $2,160,000     Total (Investment cost: $2,153,833)                                                                $2,214,652
=============                                                                                                     =============

               See accompanying notes to schedule of investments
                       and notes to financial statements.


16     Financial Statements

Notes to Schedules of Investments

(1) This is the year in which each bond is initially or currently callable and the call price for that year. Each bond continues to be callable at declining prices thereafter (but not below par value) except for original issue discount bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of bonds. The bonds may also be subject to redemption without premium at any time pursuant to extraordinary optional or mandatory redemptions if certain events occur.

(2) See Note 1 to the accompanying financial statements for a description of the method of determining value.

(3) Any bond marked with this note was issued at an original issue discount. Tax issues related to these bonds are described under "Understanding Your Investment--Taxes."




















                See accompanying notes to financial statements.



                                                     Financial Statements     17

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST 229
TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST 268
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


1.  SIGNIFICANT ACCOUNTING POLICIES

TRUST SPONSOR AND EVALUATOR

Advisors Asset Management, Inc. is the trusts' sponsor and evaluator.

BASIS OF ACCOUNTING

The financial statements are presented on the accrual basis of accounting.

VALUATION OF SECURITIES

The evaluator generally determines the value of securities on the aggregate bid side evaluations of the securities determined (a) on the basis of current bid prices of the securities, (b) if bid prices are not available for any particular security, on the basis of current bid prices for comparable securities, (c) by determining the value of securities on the bid side of the market by appraisal, or (d) by any combination of the above. Accounting Standards Codification 820, "Fair Value Measurements", establishes a framework for measuring fair value and expands disclosure about fair value measurements in financial statements for the trusts. The framework under the standard is comprised of a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

     Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the trust has the ability to access as of the measurement date.

     Level 2: Significant observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, and other inputs that are observable or can be corroborated by observable market data.

     Level 3: Significant unobservable inputs that reflect a trust's own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level as described above.

The following table summarizes the trusts' investments as of April 30, 2015, based on inputs used to value them:

                                     INVESTMENTS IN SECURITIES
     VALUATION INPUTS       CALIFORNIA TRUST 229     NEW YORK TRUST 268
     ------------------------------------------------------------------
     Level 1                     $          -           $          -
     Level 2                        1,541,828              2,214,652
     Level 3                                -                      -
     ------------------------------------------------------------------
     Total                       $  1,541,828           $  2,214,652
     ==================================================================


18     Financial Statements

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST 229
TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST 268
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


INVESTMENT INCOME

Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations. As required, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

ORGANIZATION COSTS

Organization costs are expensed as incurred.


2.  UNREALIZED APPRECIATION AND DEPRECIATION

Following is an analysis of net unrealized appreciation at April 30, 2015:

                                       CALIFORNIA TRUST 229   NEW YORK TRUST 268

     Gross unrealized appreciation            $   75,244           $   64,486
     Gross unrealized depreciation                (1,011)              (3,667)
                                             ------------         ------------
     Net unrealized appreciation              $   74,233           $   60,819
                                             ============         ============




                                                     Financial Statements     19

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST 229
TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST 268
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


3.  FEDERAL INCOME TAXES

The trusts are organized as a regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the trusts' policy to comply with the special provisions of the Code available to regulated investment companies. Such provisions were complied with and, therefore, no federal income tax provision is required.

The trust accounts for uncertain tax positions under FASB ASC Topic 740, "Income Taxes", ("ASC 740"). The trust has recognized no liabilities in connection with ASC 740 in the accompanying financial statements.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

                                       CALIFORNIA TRUST 229   NEW YORK TRUST 268

Undistributed ordinary income                 $        -           $        -

Undistributed long-term capital gains                  -                    -
                                             ------------         ------------
Accumulated earnings                                   -                    -

Accumulated capital and other losses*                  -                    -

Unrealized depreciation                           74,609               77,761
                                             ------------         ------------
Total accumulated earnings                    $   74,609           $   77,761
                                             ============         ============

* On December 31, 2014, the trust had no net capital loss carryforwards. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The aggregate cost, for federal income tax purposes, of the portfolio of investments for the California Trust and New York Trust are $1,577,224 and $2,323,431 and the gross unrealized appreciation and depreciation for the investments on a tax basis are $76,151 and $(1,542) for the California Trust and $81,965 and $(4,204) for the New York Trust, respectively.


4.  OTHER INFORMATION

COST TO INVESTORS

The cost to original investors of units of the trust was based on the net asset value per unit on the date of an investor's purchase plus a pro rata share of the daily accrued interest, plus organization costs, plus a sales fee of 4.70% of the public offering price. The cost to investors of units of the trust for secondary market transactions is the public offering price of units plus a pro rata share of the daily accrued interest. The public offering price for secondary market transactions is based on the net asset value per unit on the date of an investor's purchase, plus a sales fee based on the number of years remaining to the dollar-weighted average maturity of the securities in your trust. For purposes of this computation, securities will be deemed to mature either on their stated maturity dates, or an earlier date if: (a) they have been called for redemption or funds have been placed in escrow to redeem them on an earlier call date; or (b) such securities are subject to a "mandatory tender." The effect of this method of sales fee computation will be that different sales fee rates will be applied in accordance with the following schedule:

       AVERAGE MATURITY            SALES CHARGE
     --------------------------------------------
       Less than 5 years              3.00%
       5 but less than 8 years        4.00
       8 or more years                4.70


20     Financial Statements

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST 229
TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST 268
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


4.  OTHER INFORMATION (CONTINUED)

DISTRIBUTIONS

Distributions of net investment income to unitholders are declared and paid monthly. In addition, distribution of principal related to sales or calls of securities for the California Trust is $14.40, $2.01 and $1.04 per unit for the year ended April 30, 2014, 2013 and 2012, repectively and for the New York Trust is $31.21 and $117.02 per unit for the year ended April 30, 2015 and 2014, respectively.


5.  SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date these Financial Statements were issued.


6.  FINANCIAL HIGHLIGHTS

                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED          YEAR ENDED
                                                  APRIL 30,        APRIL 30,        APRIL 30,        APRIL 30,           APRIL 30,
     CALIFORNIA TRUST 229                              2015             2014             2013             2012                2011
                                            -----------------  ---------------  ---------------  ---------------  ----------------

PER UNIT OPERATING PERFORMANCE:
  Net asset value, beginning of period          $     964.81     $   1,009.18     $     988.37     $     856.41      $     933.13
                                                -------------    -------------    -------------    -------------     -------------

  Income from investment operations:
  Net investment income                                40.30            42.83            45.49            45.34             43.49
  Net realized and unrealized gain (loss)
    on investment transactions                         32.16           (30.18)           22.49           133.07            (71.93)
                                                -------------    -------------    -------------    -------------     -------------
  Total from investment operations                     72.46            12.65            67.98           178.41            (28.44)

  Distributions to unitholders:
  Net investment income                               (41.25)          (42.62)          (45.16)          (45.41)           (48.28)
  Principal from investment transactions                   -           (14.40)           (2.01)           (1.04)                -
                                                -------------    -------------    -------------    -------------     -------------
  Total distributions                                 (41.25)          (57.02)          (47.17)          (46.45)           (48.28)
                                                -------------    -------------    -------------    -------------     -------------

  Net asset value, end of period

    (including accrued interest)                $     996.02     $     964.81     $   1,009.18     $     988.37      $     856.41
                                                =============    =============    =============    =============     =============

TOTAL RETURN (A):                                       7.73%            1.47%            6.03%           21.21%           (2.62)%

RATIO OF ITEMS BELOW TO AVERAGE NET ASSETS (B):
  Expenses                                              0.81%            0.68%            0.56%            0.62%            0.85%
  Net investment income                                 4.08%            4.55%            4.51%            4.89%            4.78%

TOTAL RETURN (A):

RATIO OF ITEMS BELOW TO AVERAGE NET ASSETS (B):
  Expenses
  Net investment income


(Continued)


                                                     Financial Statements     21

ADVISOR'S DISCIPLINED TRUST 257
TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST 229
TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST 268
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


6.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED          YEAR ENDED
                                                  APRIL 30,        APRIL 30,        APRIL 30,        APRIL 30,           APRIL 30,
     NEW YORK TRUST 268                                2015             2014             2013             2012                2011
                                            -----------------  ---------------  ---------------  ---------------  ----------------

PER UNIT OPERATING PERFORMANCE:
  Net asset value, beginning of period          $     853.09     $   1,031.52     $   1,023.41     $     913.38      $     975.04
                                                -------------    -------------    -------------    -------------     -------------

  Income from investment operations:
  Net investment income                                36.36            39.13            44.08            43.97             42.54
  Net realized and unrealized gain (loss)
    on investment transactions                         38.01           (61.23)            8.04           110.10            (57.98)
                                                -------------    -------------    -------------    -------------     -------------
  Total from investment operations                     74.37           (22.10)           52.12           154.07            (15.44)

  Distributions to unitholders:
  Net investment income                               (36.93)          (39.31)          (44.01)          (44.04)           (46.22)
  Principal from investment transactions              (31.21)         (117.02)               -                -                 -
                                                -------------    -------------    -------------    -------------     -------------
  Total distributions                                 (68.14)         (156.33)          (44.01)          (44.04)           (46.22)
                                                -------------    -------------    -------------    -------------     -------------

  Net asset value, end of period

    (including accrued interest)                $     859.32     $     853.09     $   1,031.52     $   1,023.41      $     913.38
                                                =============    =============    =============    =============     =============

TOTAL RETURN (A):                                       9.06%           (1.56)%           4.40%           17.09%           (1.28)%

RATIO OF ITEMS BELOW TO AVERAGE NET ASSETS (B):
  Expenses                                              0.66%            0.55%            0.47%            0.52%            0.73%
  Net investment income                                 4.21%            4.47%            4.25%            4.47%            4.44%



(a)  Not annualized for periods less than one full year.

(b)  Annualized for periods less than one full year.


22     Financial Statements

-----------------------------
UNDERSTANDING YOUR INVESTMENT
-----------------------------


                                HOW TO BUY UNITS

  You can buy units of a trust on any business day the New York Stock Exchange is open by contacting your financial professional. When you buy units, you pay the public offering price of units plus accrued interest, if any. Unit prices are available daily on the Internet at WWW.AAMLIVE.COM. The public offering price of units includes:

  *  the net asset value per unit plus

  *  the sales fee.

  The "net asset value per unit" is the value of the securities, cash and other assets in a trust reduced by the liabilities of a trust divided by the total units outstanding. We often refer to the public offering price of units as the "offer price" or "purchase price." The offer price will be effective for all orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). If we receive your order prior to the close of regular trading on the New York Stock Exchange or authorized financial professionals receive your order prior to that time and properly transmit the order to us by the time that we designate, then you will receive the price computed on the date of receipt. If we receive your order after the close of regular trading on the New York Stock Exchange, if authorized financial professionals receive your order after that time or if orders are received by such persons and are not transmitted to us by the time that we designate, then you will receive the price computed on the date of the next determined offer price provided that your order is received in a timely manner on that date. It is the responsibility of the authorized financial professional to transmit the orders that they receive to us in a timely manner. Certain broker-dealers may charge a transaction or other fee for processing unit purchase orders.

  Accrued interest represents unpaid interest on a security from the last day it paid interest. Interest on the securities is generally paid semi-annually, although the trust accrues such interest daily. Because your trust always has an amount of interest earned but not yet collected, the public offering price of units will have added to it the proportionate share of accrued interest to the date of settlement. You will receive the amount, if any, of accrued interest you paid for on the next distribution date. In addition, if you sell or redeem your units you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your units.

  VALUE OF THE SECURITIES. We determine the value of the securities as of the close of regular trading on the New York Stock Exchange on each day that exchange is open. We generally determine the value of securities based on the aggregate bid side evaluations of the securities determined (a) on the basis of current bid prices of the securities, (b) if bid prices are not available for any particular security, on the basis of current bid prices for comparable securities, (c) by determining the value of securities on the bid side of the market by appraisal, or (d) by any combination of the above. The offering side price generally represents the price at which investors in the market are willing to sell a security and the bid side evaluation generally represents the price that investors in the market are willing to pay to buy a security. The bid side evaluation is lower than the offering side evaluation.

  SALES FEE. You pay a fee in connection with purchasing units. We refer to this fee as the "sales fee."


                                            Understanding Your Investment     23

  The maximum sales fee for secondary market transactions is based on the number of years remaining to the dollar-weighted average maturity of the securities in your trust. For purposes of this computation, securities will be deemed to mature either on their stated maturity dates, or an earlier date if:
(a) they have been called for redemption or funds have been placed in escrow to redeem them on an earlier call date; or (b) such securities are subject to a "mandatory tender." The effect of this method of sales fee computation will be that different sales fee rates will be applied in accordance with the following schedule:

                                 SECONDARY
       AVERAGE                  MARKET SALES
       MATURITY                    CHARGE
     ------------------------------------------

     Less than 5 years             3.00%
     5 but less than 8 years       4.00
     8 or more years               4.70

  MINIMUM PURCHASE. The minimum amount you can purchase of the trust appears on pages 3 and 6 under "Essential Information", but such amounts may vary depending on your selling firm.

  REDUCING YOUR SALES FEE. We offer a variety of ways for you to reduce the fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units.

  Employees. We waive a portion of the sales fee for purchases made by officers, directors and employees (and immediate family members) of the sponsor and its affiliates. We also waive a portion of the sales fee for purchases made by officers, directors and employees (and immediate family members) of selling firms. These purchases are made at the public offering price per unit less the applicable dealer concession. Immediate family members for the purposes of this section include your spouse, children (including step-children) under the age of 21 living in the same household, and parents (including step-parents). All employee discounts are subject to the policies of the related selling firm, including but not limited to, householding policies or limitations. Only officers, directors and employees (and their immediate family members) of selling firms that allow such persons to participate in this employee discount program are eligible for the discount.

                             HOW TO SELL YOUR UNITS

  You can sell or redeem your units on any business day the New York Stock Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at WWW.AAMLIVE.COM or through your financial professional. The sale and redemption price of units is equal to the net asset value per unit. The sale and redemption price is sometimes referred to as the "liquidation price". Certain broker-dealers may charge a transaction or other fee for processing unit redemption or sale requests.

  SELLING UNITS. We may maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current net asset value, provided that you will not pay organization costs if you sell units during the initial offering period. We may then resell the units to other investors at the public offering price or redeem them for the redemption price. Our secondary market repurchase price is the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current repurchase prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current redemption price.


24     Understanding Your Investment

  REDEEMING UNITS. You may also redeem your units directly with the trustee, The Bank of New York, on any day the New York Stock Exchange is open. The redemption price that you will receive for units is equal to the net asset value per unit, provided that you will not pay organization costs if you redeem units during the initial offering period. You will receive the net asset value for a particular day if the trustee receives your completed redemption request prior to the close of regular trading on the New York Stock Exchange. Redemption requests received by authorized financial professionals prior to the close of regular trading on the New York Stock Exchange that are properly transmitted to the trustee by the time designated by the trustee, are priced based on the date of receipt. Redemption requests received by the trustee after the close of regular trading on the New York Stock Exchange, redemption requests received by authorized financial professionals after that time or redemption requests received by such persons that are not transmitted to the trustee until after the time designated by the trustee, are priced based on the date of the next determined redemption price provided they are received in a timely manner by the trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the trustee so they will be received in a timely manner. If your request is not received in a timely manner or is incomplete in any way, you will receive the next net asset value computed after the trustee receives your completed request.

  If you redeem your units, the trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take three business days). The only time the trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the securities not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

  To redeem your units, you must send the trustee any certificates for your units. You must properly endorse your certificates or sign a written transfer instrument with a signature guarantee. The trustee may require additional documents such as a certificate of corporate authority, trust documents, a death certificate, or an appointment as executor, administrator or guardian. The trustee cannot complete your redemption or send your payment to you until it receives all of these documents in complete form.

  EXCHANGE OPTION. You may be able to exchange your units for units of our other unit trusts at a reduced sales fee. You can contact your financial professional for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option upon sixty days notice.

                                  DISTRIBUTIONS

  MONTHLY DISTRIBUTIONS. Your trust generally pays interest from its net investment income (pro-rated on an annual basis) along with any available principal paid on the securities on each monthly distribution date to unitholders of record on the preceding record date. The record and distribution dates are shown under "Essential Information" in the "Investment Summary"


                                            Understanding Your Investment     25
section of this prospectus. In some cases, your trust might pay a special distribution if it holds an excessive amount of cash pending distribution. The amount of your distributions will vary from time to time as interest and principal payments change or trust expenses change.

  Interest received by your trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the trustee to your trust's "interest account". Other receipts are credited to the "principal account". After deduction of amounts sufficient to reimburse the trustee, without interest, for any amounts advanced and paid to the sponsor as the unitholder of record as of the first settlement date, interest received will be distributed on each distribution date to unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the principal account will be distributed on each distribution date to unitholders of record as of the preceding record date provided that the amount available for distribution therein shall equal at least $1.00 per unit.

  Because interest payments are not received by your trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the interest account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The trustee is reimbursed for these advances from funds in the interest account on the next record date. Investors who purchase units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase.

  ESTIMATED DISTRIBUTIONS. The estimated net annual interest income per unit, estimated initial distribution per unit and estimated normal monthly distribution per unit as of the close of business the day before your trust's inception date are shown under "Essential Information" in the "Investment Summary" section of this prospectus. We base these amounts on the estimated cash flows of the bonds per unit. The actual distributions that you receive will vary from these estimates with changes in expenses, interest rates and maturity, call, default or sale of bonds. You may request the estimated cash flows from the sponsor. The estimated cash flows are computed based on factors described under "Understanding Your Investment-How your Trust Works-Estimated Current and Long-Term Returns".

  REPORTS. The trustee or your financial professional will make available to you a statement showing income and other receipts of your trust for each distribution. Each year the trustee or your financial professional will also provide an annual report on your trust's activity and certain tax information. You can request copies of security evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.

                                INVESTMENT RISKS

  All investments involve risk. This section describes the main risks that can impact the value of the securities in your portfolio. You should understand these risks before you invest. If the value of the securities falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period.

  MARKET RISK is the risk that the value of the securities in your trust will fluctuate. This could


26     Understanding Your Investment
cause the value of your units to fall below your original purchase price or below the principal value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer, or ratings on a security. Even though we supervise your portfolio, you should remember that we do not manage your portfolio. Your trust will not sell a security solely because the market value falls as is possible in a managed fund.

  INTEREST RATE RISK is the risk that the value of securities will fall if interest rates increase. The securities in your trust typically fall in value when interest rates rise and rise in value when interest rates fall. Securities with longer periods before maturity are often more sensitive to interest rate changes. The securities in your trust may be subject to greater risk of rising interest rates than would normally be the case due to the current period of hisorically low rates.

  CREDIT RISK is the risk that a security's issuer or insurer is unable to meet its obligation to pay principal or interest on the security.

  CALL RISK is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your trust are called, your trust could terminate early. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in the "Portfolio".

  BOND QUALITY RISK is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

  CALIFORNIA RISKS. Because the California Trust invests substantially all of its total assets in California municipal securities, the trust is more susceptible to political, economic, regulatory or other factors affecting California municipal securities than an investment which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the trust's performance. California has recently incurred a severe budget deficit. The sponsor is unable to predict what impact these issues may have on the value of your units or the obligations held by the funds included in the trust.

  California state and local government obligations may be adversely affected by political and economic conditions and developments within the State of California and the nation as a whole. Through popular initiative and legislative activity, the ability of the State of California and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending


                                            Understanding Your Investment     27
increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

  Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the funds held by the trust or the ability of bond issuers to make timely payments of principal and interest on such obligations.

  The value of California municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

  There can be no assurance that there will not be a decline in economic conditions or that particular California municipal securities in the funds held by the trust will not be adversely affected by any such changes.

  All outstanding general obligation bonds of California are rated "AA-" by Standard and Poor's and "Aa3" by Moody's as of the date of the prospectus.

  Further information concerning California risk factors may be obtained upon request to the sponsor as described in "Additional Information."

  NEW YORK RISKS. Because the New York Trust invests substantially all of its total assets in New York municipal securities, the trust is more susceptible to political, economic, regulatory or other factors affecting New York municipal securities than an investment which does not limit its investments to such issuers. The financial condition of the state of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on New York and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of New York and its local governments and, therefore, the ability of the issuers of the bonds to satisfy their obligations. Historically, New York has been one of the wealthiest states in the nation; however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence.

  The economic vitality of New York and its various regions and, therefore, the ability of the State and its local governments to satisfy the bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. The State has for many years had a very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York.

  All outstanding general obligation bonds of New York State are rated "AA+" by Standard and Poor's and "Aa1" by Moody's as of the date of the prospectus.


28     Understanding Your Investment

  Further information concerning New York risk factors may be obtained upon request to the sponsor as described in "Additional Information."

  CONCENTRATION RISK is the risk that the value of your trust is more susceptible to fluctuations based on factors that impact a particular type of bond because the portfolio concentrates in bonds of that type. A portfolio "concentrates" in a type of bond when bonds in a particular category make up 25% or more of the portfolio. The tables on pages 4 and 7 list the type of bonds held by the trusts with the percentage that each type represents in the portfolios. The following discusses various types of bonds. The information supplement contains additional information on these types of bonds.

  General Obligation Bonds. Certain of the bonds in your trust may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors which are beyond the entity's control.

  Revenue Bonds. Certain of the bonds in your trust may be "revenue bonds" that are payable only from the revenue of a specific project or authority. They not supported by the issuer's general power to levy taxes, if any. The risk of default in payment of interest or principal increases if the income of the related project or authority falters because that income is the only source of payment. The following types of bonds are "revenue bonds".

  Appropriations Bonds. Certain bonds in your trust may be bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the sponsor may instruct the trustee to sell such bonds.

  Airport, Port and Highway Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.


                                            Understanding Your Investment     29

  Capital Improvement Facility Bonds. Your trust may contain bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

  Convention Facility Bonds. Your trust may contain bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation bonds issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

  Correctional Facility Bonds. Your trust may contain bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation bonds issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

  Education, University and College Bonds. The ability of educational institutions, including universities and colleges, to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.

  Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

  Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic


30     Understanding Your Investment
and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a unitholder purchased units, any prepayment at par would result in a loss of capital to the unitholder and reduce the amount of income that would otherwise have been paid to unitholders.

  Industrial Development Revenue Bonds ("IDRs"). IDRs, including pollution control revenue bonds, are tax-exempt bonds issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

  Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

  Moral Obligation Bonds. Your trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation of debt of the state. The agencies or authorities generally have no taxing power.

  Power Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities


                                            Understanding Your Investment     31
can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to bonds.

  Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent party until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

  Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation of the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

  Special Tax Bonds. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor.
Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

  Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

  Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as


32     Understanding Your Investment
well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

  Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, the possible inability to obtain rate increases, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

  LIQUIDITY RISK is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security because these securities generally trade in the over-the-counter market (they are not listed on a securities exchange).

  LITIGATION AND LEGISLATION RISK is the risk that future litigation or legislation could affect the value of your trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the securities. Litigation could challenge an issuer's authority to issue or make payments on securities.

  "WHEN ISSUED" AND "DELAYED DELIVERY" BONDS. "When, as and if issued" bonds are bonds that trade before they are actually issued. Bonds purchased on a "when issued" basis have not yet been issued by the issuer on the trust's inception date although such issuer has committed to issue such bonds. This means that the sponsor can only deliver them to the trust "when, as and if" the bonds are actually issued. In addition, other bonds may have been purchased by the sponsor on a "delayed delivery" basis. These bonds are expected to be delivered to the trust after the trust's first settlement date (normally three business days after the trust's inception date).

  Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your trust until the bond is delivered to the trust. You may have to adjust your tax basis of any bonds delivered after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your units and the delivery of the bonds to your trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase units even though your trust has not yet received them.

  ORIGINAL ISSUE DISCOUNT BONDS. Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.


                                            Understanding Your Investment     33

  Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

  MARKET DISCOUNT. Your trust may consist of some bonds whose current market values were below the principal value on the trust's inception date or your unit purchase date. A primary reason for the market value of such bonds being less than the principal value is that the interest rate of such bonds is at a lower rate than the current market interest rates for comparable bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable bond bearing interest at current market rates.

  PREMIUM BONDS. Your trust may consist of some bonds whose current market values were above the principal value on the trust's inception date or your unit purchase date. A primary reason for the market value of such bonds being higher than the principal value is that the interest rate of such bonds is at a higher rate than the current market interest rates for comparable bonds. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the principal value becomes payable. Because part of the purchase price is effectively returned not at maturity but through current income payments, early redemption of a premium bond at par or any other amount below the trust's purchase price will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the bonds have a market value that represents a premium over par or for original issue discount securities a premium over the accreted value.

                                 BOND INSURANCE

  Bonds are not required to be covered by insurance to be included in your trust. Certain bonds may, however, be covered by insurance guaranteeing payment of interest and principal, when due. The premium for any bond insurance is paid by the issuer or by a prior owner of the bonds and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the bond insurer remains in business. The bond insurers, if any, are listed in the bond names in the "Portfolio" and a table following the "Portfolio". Bond insurance, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. The insurance does not guarantee the market value of the bonds or the value of your trust units. Each bond insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that a bond insurer will be able to perform on its contract of insurance in the event a claim should be made.


34     Understanding Your Investment

  Most bond insurance companies have recently had their credit ratings downgraded or placed on review for possible downgrade by recognized credit rating agencies such as Standard & Poor's and Moody's Investor Services, Inc. While many insurance companies have historically maintained a "AAA" credit rating, most insurance companies are currently assigned a credit rating below this level. To the extent that the issuer of a bond in your trust does not independently maintain a credit rating equal to or higher than the insurer of the bond, if any, a downgrade in the rating of a bond insurer will result in a downgrade in the rating of the related bond. This could have a material adverse effect on the value of the bonds and the value of your units.

                              HOW YOUR TRUST WORKS

  YOUR TRUST. Your trust is a unit investment trust registered under the Investment Company Act of 1940. We created the trust under a trust agreement between Advisors Asset Management, Inc. (as depositor/sponsor, evaluator and supervisor) and The Bank of New York Mellon (as trustee). To create your trust, we deposited securities with the trustee (or contracts to purchase securities along with an irrevocable letter of credit or other consideration to pay for the securities). In exchange, the trustee delivered units of your trust to us.
Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates. The number of units, fractional interest of each unit in a trust, estimated interest distributions per unit and estimated current and long-term returns will increase or decrease to the extent of any adjustment.

  CHANGING YOUR PORTFOLIO. Your trust is not a managed fund. Unlike a managed fund, we designed your portfolio to remain relatively fixed. Your trust will generally buy and sell securities:

  *  to pay expenses,

  *  to issue additional units or redeem units,

  *  in limited circumstances to protect the trust,

  * to make required distributions or avoid imposition of taxes on the trust, or

  *  as permitted by the trust agreement.

  When your trust sells securities, the composition and diversity of the securities in the portfolio may be altered. Your trust will generally reject any offer for securities or other property in exchange for the securities in its portfolio. If your trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds.

  We may increase the size of your trust as we sell units. When we create additional units, we will seek to maintain a portfolio that replicates the principal amounts of the securities in the portfolio. When your trust buys securities, it may pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time we create units and the time your trust buys the securities. Because the trust pays the brokerage fees associated with the creation of new units and with the sale of securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses. When your trust buys or sells securities, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your trust or the trustee.


                                            Understanding Your Investment     35

  In the event of a failure to deliver any bond that has been purchased for the trust under a contract ("failed bonds"), the sponsor is authorized to purchase other bonds ("replacement bonds"). The trustee shall pay for replacement bonds out of funds held in connection with the failed bonds and will accept delivery of such bonds to make up the original principal of the trust. The replacement bonds must be purchased within 20 days after delivery of the notice of the failed contract, and the purchase price (exclusive of accrued interest) may not exceed the principal attributable to the failed bonds. Whenever a replacement bond has been acquired for the trust, the trustee shall, within five days thereafter, notify all unitholders of the trust of the acquisition of the replacement bond and shall, on the next distribution date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the trust of the failed bond exceeded the cost of the replacement bond. In addition, a replacement bond must (at the time of purchase):

  *  be a tax exempt bond;

  * have a fixed maturity or disposition date comparable to that of the failed bond it replaces;

  * be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the failed bond which it replaces; and

  * be rated at least in the category of A- or the equivalent by a major rating organization.

  If the right of limited substitution described above shall not be used to acquire replacement bonds in the event of a failed contract, the sponsor will refund the sales charge attributable to such failed bonds to all unitholders of the trust, and distribute the principal attributable to such failed bonds on the next monthly distribution date which is more than 30 days thereafter. In the event a replacement bond is not acquired by the trust, the estimated net annual interest income per unit would be reduced and the estimated current and long-term returns might be lowered.

  ESTIMATED CURRENT AND LONG-TERM RETURNS. The estimated current return and the estimated long-term return as of the business day before a trust's inception date are shown under "Essential Information" in the "Investment Summary" section of this prospectus for your trust. Estimated current return is calculated by dividing the estimated net annual interest income per unit by the public offering price. The estimated net annual interest income per unit will vary with changes in fees and expenses of your trust and with the default, redemption, maturity, exchange or sale of bonds. The public offering price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present estimated current return will be realized in the future. Estimated long-term return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with units. Since the value and estimated retirements of the bonds and the expenses of your trust will change, there is no assurance that the present estimated long-term return will be realized in the future. The estimated current return and estimated long-term return are expected to differ because the calculation of estimated long-term return reflects the estimated date and amount of principal returned while the estimated current return calculation


36     Understanding Your Investment
includes only net annual interest income and public offering price.

  In order to acquire certain bonds, it may be necessary for the sponsor or trustee to pay amounts covering accrued interest on the bonds which exceed the amounts which will be made available through cash furnished by the sponsor on the trust's inception date. This cash may exceed the interest which would accrue to the first settlement date. The trustee has agreed to pay for any amounts necessary to cover any excess and will be reimbursed when funds become available from interest payments on the related bonds.

  AMENDING THE TRUST AGREEMENT. The sponsor and the trustee can change the trust agreement without your consent to correct any provision that may be defective or to make other provisions that will not materially adversely affect your interest (as determined by the sponsor and the trustee). We cannot change this agreement to reduce your interest in your trust without your consent. Investors owning two-thirds of the units in your trust may vote to change this agreement.

  TERMINATION OF YOUR TRUST. Your trust will terminate upon the maturity, payment, redemption, sale or other liquidation of all of the securities in the portfolio. The trustee may terminate your trust early if the value of the trust is less than 40% of the original value of the securities in the trust at the time of deposit. At this size, the expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the units in your trust may also vote to terminate the trust early. The trustee will liquidate the trust in the event that a sufficient number of units not yet sold to the public are tendered for redemption so that the net worth of a trust would be reduced to less than 40% of the value of the securities at the time they were deposited in a trust. If this happens, we will refund any sales charge that you paid.

  The trustee will notify you of any termination and sell any remaining securities. The trustee will send your final distribution to you within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units.

  THE SPONSOR. The sponsor of the trust is Advisors Asset Management, Inc. We are a broker-dealer specializing in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. Our headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132. You can contact our unit investment trust division at 8100 East 22nd Street North, Building 800, Suite 102, Wichita, Kansas 67226 or by using the contacts listed on the back cover of this prospectus. AAM is a registered broker-dealer and investment adviser, a member of the Financial Industry Regulatory Authority, Inc. (FINRA) and Securities Investor Protection Corporation (SIPC) and a registrant of the Municipal Securities Rulemaking Board
(MSRB). If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust.

  We and your trust have adopted a code of ethics requiring our employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your trust.


                                            Understanding Your Investment     37

  The sponsor or an affiliate may use the list of securities in the trust in its independent capacity (which may include acting as an investment adviser or broker-dealer) and distribute this information to various individuals and entities. The sponsor or an affiliate may recommend or effect transactions in the securities. This may also have an impact on the price your trust pays for the securities and the price received upon unit redemption or trust termination. The sponsor may act as agent or principal in connection with the purchase and sale of securities, including those held by the trust, and may act as a specialist market maker in the securities. The sponsor may also issue reports and make recommendations on the securities in the trust. The sponsor or an affiliate may have participated in a public offering of one or more of the securities in the trust. The sponsor, an affiliate or their employees may have a long or short position in these securities or related securities. An officer, director or employee of the sponsor or an affiliate may be an officer or director for the issuers of the securities.

  THE TRUSTEE. The Bank of New York Mellon is the trustee of your trust with its principal unit investment trust division offices located at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. You can contact the trustee by calling the telephone number on the back cover of this prospectus or by writing to its unit investment trust office. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying us and investors.

  HOW WE DISTRIBUTE UNITS. We sell units to the public through broker-dealers and other firms. We pay part of the sales fee to these distribution firms when they sell units. The distribution fee (the broker-dealer concession or agency commission) for broker-dealers and other firms is based on the dollar-weighted average maturity of the securities in the trust as set forth in the following table:

                                     CONCESSION
       AVERAGE                        OR AGENCY
       MATURITY                      COMMISSION
     -------------------------------------------

     Less than 5 years                  2.25%
     5 but less than 8 years            3.25
     8 or more years                    4.00

  No distribution fee is paid to broker-dealers or other selling firms in connection with unit sales in investment accounts that charge a "wrap fee" or periodic fees for investment advisory, financial planning or asset management services in lieu of commissions. We reserve the right to change the amount of concessions or agency commissions from time to time.

  As compensation for purchasing a portion of the unit investment trust business of Citigroup Global Markets Inc. ("CGMI"), we will pay CGMI an amount based on the total dollar amount of units of municipal bond unit investment trusts that we sponsor. For these trusts, this amount equals $7.50 per $1,000 of units of such at inception. This payment will be made out of our assets and not from assets of a trust.

  We currently provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell units of this trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of our


38     Understanding Your Investment
products by the intermediary or its agents, the placing of our products on a preferred or recommended product list and access to an intermediary's personnel. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representations or offices, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of our products. We make such payments to a substantial majority of intermediaries that sell our products. We may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating unit sales, such as the costs of developing or purchasing trading systems to process unit trades. Payments of such additional compensation described in this paragraph and the volume concessions described above, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend our products, including this trust, over other products. These arrangements will not change the price you pay for your units.

  We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

  We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units.

                                      TAXES

  This section summarizes some of the main U.S. federal income tax consequences of owning units of the trusts. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

  This federal income tax summary is based in part on the advice of counsel to the sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

  As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

  TRUST STATUS. The trust intends to qualify as a "regulated investment company" under the federal tax laws. If the trust qualifies as a regulated investment company and distributes its income as required by the tax law, the trust generally will not pay federal income taxes.

  DISTRIBUTIONS. After the end of each year, you will receive a tax statement that separates your


                                            Understanding Your Investment     39
trust's distributions into four categories, exempt-interest dividends, ordinary income distributions, capital gains dividends and return of capital. Ordinary income distributions are generally taxed at your ordinary tax rate. In addition, some dividends may qualify as "exempt-interest dividends," which generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your units. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your trust is not affected by whether you reinvest your distributions in additional units or receive them in cash. The income from your trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the trust may also be subject to a 3.8 percent "medicare tax". This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the trust are generally not included in your net investment income for purposes of this tax.

  DIVIDENDS RECEIVED DEDUCTION. A corporation that owns units generally will not be entitled to the dividends received deduction with respect to many dividends received from the trust because the dividends received deduction is generally not available for distributions from regulated investment companies.

  SALE OR REDEMPTION OF UNITS. If you sell or redeem your units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your units from the amount you receive in the transaction. Your tax basis in your units is generally equal to the cost of your units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your units. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

  CAPITAL GAINS AND LOSSES. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains may also be subject to the "Medicare tax" described above.

  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year


40     Understanding Your Investment
and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your units to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the trust if the trust declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

  EXCHANGES. If you elect to have your proceeds from your trust rolled over into a future series of the trust, the exchange would generally be considered a sale for federal income tax purposes.

  DEDUCTIBILITY OF TRUST EXPENSES. Expenses incurred and deducted by your trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income. Further, because the trust pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

  FOREIGN INVESTORS. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the trust will be characterized as dividends for federal income tax purposes (other than dividends which the trust properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the trust that are properly reported by the trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the trust makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the trust beginning prior to 2015, distributions from the trust that are properly reported by the trust as an interest-related dividend attributable to certain interest income received by the trust or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the trust may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the trust makes certain elections and certain other conditions are met. In addition, distributions in respect of units may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities


                                            Understanding Your Investment     41
that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of units by such persons may be subject to such withholding after December 31, 2016. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

                              CALIFORNIA TAX STATUS

  The assets of the California Trust will consist of one or more of the following: (i) interest bearing obligations issued by or on behalf of the State of California or a local government in California (the "California Bonds"), (ii) interest bearing obligations issued by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds," and, collectively with the California Bonds, the "Bonds") and (iii) shares (the "RIC Shares") in funds qualifying as regulated investment companies ("RICs") that are treated as interests in regulated investment companies for federal income tax purposes.
The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of California or a local government in California, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of California.

  If you are an individual, you may exclude from taxable income for purposes of the California Personal Income Tax dividends received from the California Trust that are properly reported by the California Trust as exempt-interest dividends for California Personal Income Tax purposes in written statements furnished to you. The portion of the California Trust's dividends reported as California exempt-interest dividends may not exceed the amount of interest the California Trust receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California and the amount of California exempt-interest dividends the California Trust receives from the RIC Shares, reduced by certain non-deductible expenses. The California Trust may designate California exempt-interest dividends only if the California Trust qualifies as a regulated investment company under the Internal Revenue Code of 1986, and, if at the close of each quarter of its taxable year, (i) at least 50 percent of the value of the total assets of the California Trust consists of obligations the interest on which when held by an individual, is exempt from taxation by the State of California or (ii) at least 50 percent of the value of the total assets of the California Trust consists of interests in other entities qualifying as regulated investment companies for federal income tax purposes.

  Distributions from the California Trust, other than California exempt-interest dividends, will generally be subject to the California Personal Income Tax. Please note that all distributions from the California Trust, including California exempt-interest dividends, received by taxpayers subject to the California Corporation Tax Law may be subject to the California franchise tax and the California income tax. You generally will be subject to tax for purposes of the California Personal Income Tax, and the California franchise and income taxes imposed on taxpayers subject to the California Corporation Tax Law on gain recognized on the sale or redemption of shares of the California Trust. Interest on indebtedness incurred or continued to purchase or carry shares of the California Trust, if the California Trust distributes California exempt-interest dividends during a year, is generally not


42     Understanding Your Investment
deductible for purposes of the California Personal Income Tax.

  Neither the sponsor nor its counsel have independently examined the RIC Shares, the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in the California Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.


                                 NEW YORK TAXES

  This section summarizes some of the New York State and New York City tax consequences to residents of the State of New York and New York City of owning units of the New York Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the sponsor. The New York taxing authorities could disagree with any conclusions set forth in this section.

  The assets of the New York Trust will consist of interest-bearing obligations issued by or on behalf of the State of New York or political subdivisions thereof (the "New York Bonds") or by the government of Puerto Rico, Guam or the Virgin Islands (the "Possession Bonds," and, collectively with the New York Bonds, the "Bonds").

  The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of New York or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of New York and New York City.

  Under existing New York law:

  (1) Exempt-interest dividends distributed by the New York Trust that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the New York State personal income tax imposed by Article 22 of the New York State Tax Law (the "State Personal Income Tax") and the personal income tax imposed by the City of New York under Section 11-1701 of the Administrative Code (the "City Personal Income Tax").

  (2) Distributions from the New York Trust, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the State Personal Income Tax and the City Personal Income Tax.

  (3) Distributions, including exempt-interest dividends, distributed by the New York Trust may be subject to the New York State franchise tax imposed on domestic and foreign corporations by Article 9-A of the New York State Tax Law (the "State Corporate Tax") and the general corporation tax imposed by the City of New York on domestic and foreign corporations under Section 11-603 and 11-653 of the Administrative Code of the City of New York (the "City Corporate Tax").

  (4) You generally will be subject to tax for purposes of the State Personal Income Tax and the City Personal Income Tax on the gain recognized on the sale or redemption of a share in the


                                            Understanding Your Investment     43

New York Trust. Gain recognized on the sale or redemption of a share in the New York Trust may be subject to the State Corporate Tax and the City Corporate Tax.

  You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry units is not deductible for purposes of the State Personal Income Tax or the City Personal Income Tax.

  Neither the sponsor nor its counsel has independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of units in the New York Trust may result in other New York State and New York City tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

                                    EXPENSES

  Your trust will pay various expenses to conduct its operations. The "Fees and Expenses" section of the "Investment Summary" in this prospectus shows the estimated amount of these expenses.

  Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse us as supervisor, evaluator and sponsor for providing portfolio supervisory services, for evaluating your portfolio and for providing bookkeeping and administrative services. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all of our unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

  Your trust will also pay its general operating expenses. Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and the sponsor, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the trustee for advancing funds to meet distributions. Your trust may pay the costs of updating its registration statement each year. The trustee will generally pay trust expenses from interest income and principal payments received on the securities but in some cases may sell securities to pay trust expenses.

                                     EXPERTS

  LEGAL MATTERS. Chapman and Cutler LLP acts as counsel for the trust and has given an opinion that the units are validly issued. Dorsey & Whitney LLP acts as counsel for the trustee.

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Grant Thornton LLP, independent registered public accounting firm, audited the financial statements in this prospectus.

                             ADDITIONAL INFORMATION

  This prospectus does not contain all the information in the registration statement that your trust filed with the Securities and Exchange Commission. The Information Supplement, which was filed with the Securities and Exchange Commission, includes more detailed information about the securities in your portfolio, investment risks and general information about your trust. You can obtain the Information Supplement by contacting us or the Securities and Exchange Commission as indicated on the back cover of this prospectus. This prospectus incorporates the Information Supplement by reference (it is legally considered part of this prospectus).


44     Understanding Your Investment

                   TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN

  As of the date of the prospectus, the following table shows the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under United States federal taxes using the published marginal federal tax rates scheduled to be in effect in 2015. The table illustrates approximately what you would have to earn on taxable investments to equal the tax-exempt estimated current return in your income tax bracket. The table does not reflect any state or local taxes, any alternative minimum taxes or any taxes other than federal personal income taxes. The table does not show the approximate taxable estimated current returns for individuals that are subject to the alternative minimum tax. The table does not reflect the effect of federal or state limitations (if any) on the amount of allowable itemized deductions, phase-outs of personal or dependant exemption credits or any other credits. See "Understanding Your Investment-Taxes" for a more detailed discussion of federal tax issues.

           TAXABLE INCOME                                           TAX-EXEMPT ESTIMATED CURRENT RETURN
                                                     3.00%    3.50%    4.00%    4.50%    5.00%    5.50%    6.00%
-------------------------------------      FEDERAL   -----------------------------------------------------------
SINGLE RETURN         JOINT RETURN        TAX RATE*        EQUIVALENT TAXABLE ESTIMATED CURRENT RETURN
----------------------------------------------------------------------------------------------------------------
     $0 - 9,225          $0 - 18,450       10.00%    3.33%    3.89%    4.44%    5.00%    5.56%    6.11%    6.67%
  9,225 - 37,450     18,450 - 74,900       15.00%    3.53%    4.12%    4.71%    5.29%    5.88%    6.47%    7.06%
 37,450 - 90,750     74,900 - 151,200      25.00%    4.00%    4.67%    5.33%    6.00%    6.67%    7.33%    8.00%
 90,750 - 189,300   151,200 - 230,450      28.00%    4.17%    4.86%    5.56%    6.25%    6.94%    7.64%    8.33%
189,300 - 411,500   230,450 - 411,500      33.00%    4.48%    5.22%    5.97%    6.72%    7.46%    8.21%    8.96%
411,500 - 413,200   411,500 - 464,850      35.00%    4.62%    5.38%    6.15%    6.92%    7.69%    8.46%    9.23%
  Over 413,200        Over 464,850         39.60%    4.97%    5.79%    6.62%    7.45%    8.28%    9.11%    9.93%
  Over 413,200        Over 464,850         43.40%**  5.30%    6.18%    7.07%    7.95%    8.83%    9.72%   10.60%


* Please note that the table does not reflect (i) any federal limitations on the amount of allowable itemized deductions, phase-outs of personal or dependent exemption credits or any other credits, (ii) any alternative minimum taxes or any taxes other than personal income taxes or (iii) state or local taxes. In addition, note that certain investment income may also be subject to a 3.8 percent "medicare tax".

** This is the maximum stated regular tax rate of 39.60% plus the 3.80% medicare tax imposed on the net investment income of certain taxpayers. The medicare tax could also apply to taxpayers in other tax brackets. This tax generally applies to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Tax-exempt interest income is generally not included in net investment income for purposes of this tax.




                                            Understanding Your Investment     45

CALIFORNIA

              TAXABLE INCOME                                            TAX-EXEMPT ESTIMATED CURRENT RETURN
                                                                     3.50%    4.00%    4.50%    5.00%    5.50%
-------------------------------------------      COMBINED      -----------------------------------------------------
SINGLE RETURN             JOINT RETURN           TAX RATE**       EQUIVALENT TAXABLE ESTIMATED CURRENT RETURN
--------------------------------------------    --------------------------------------------------------------------

     $0 - 9,225             $0 - 18,450          11.80%              3.97%    4.54%    5.10%    5.67%    6.24%
  9,225 - 37,450        18,450 - 74,900          20.10%              4.38%    5.01%    5.63%    6.26%    6.88%
 37,450 - 90,750        74,900 - 151,200         32.00%              5.15%    5.88%    6.62%    7.35%    8.09%
 90,750 - 189,300      151,200 - 230,450         34.70%              5.36%    6.13%    6.89%    7.66%    8.42%
                       230,450 - 411,500         39.20%              5.76%    6.58%    7.40%    8.22%    9.05%
189,300 - 411,500                                40.60%              5.89%    6.73%    7.58%    8.42%    9.26%
                       411,500 - 464,850         41.00%              5.93%    6.78%    7.63%    8.47%    9.32%
411,500 - 413,200                                42.30%              6.07%    6.93%    7.80%    8.67%    9.53%
                       464,850 - 1,000,000       46.40%              6.53%    7.46%    8.40%    9.33%   10.26%
413,200 - 1,000,000  1,000,000 - 1,039,374       47.00%              6.60%    7.55%    8.49%    9.43%   10.38%
  Over 1,000,000         Over 1,039,374          47.60%              6.68%    7.63%    8.59%    9.54%   10.50%
  Over 1,000,000         Over 1,039,374          50.90%*             7.13%*   8.15%    9.16%   10.18%   11.20%


* In addition to the maximum stated California tax rate, this includes the maximum stated federal tax rate of 39.60% plus the 3.80% medicare tax imposed on the net investment income of certain taxpayers. The medicare tax also applies to many taxpayers in other tax brackets.

** The state tax brackets are those for 2014.  The 2015 brackets will be adjusted based on changes in the California Consumer Price Index. These adjustments have not yet been released. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable
   itemized deductions, phase-outs of    personal or dependent exemption credits
   or any other credits, (ii) any local    taxes imposed, or (iii) any
   alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.















46     Understanding Your Investment

NEW YORK (STATE ONLY)

           TAXABLE INCOME                                             TAX-EXEMPT ESTIMATED CURRENT RETURN
                                                       2.50%    3.00%    3.50%    4.00%    4.50%    5.00%    5.50%
-----------------------------------------              -----------------------------------------------------------
  SINGLE RETURN        JOINT RETURN        TAX RATE*         EQUIVALENT TAXABLE ESTIMATED CURRENT RETURN
-----------------------------------------------------------------------------------------------------------------=

     $0 - 9,225            $0 - 18,450      14.10%     2.91%    3.49%    4.07%    4.66%    5.24%    5.82%    6.40%
  9,225 - 37,450       18,450 - 74,900      20.50%     3.14%    3.77%    4.40%    5.03%    5.66%    6.29%    6.92%
                       74,900 - 151,200     29.80%     3.56%    4.27%    4.99%    5.70%    6.41%    7.12%    7.83%
 37,450 - 90,750                            30.00%     3.57%    4.29%    5.00%    5.71%    6.43%    7.14%    7.86%
 90,750 - 189,300     151,200 - 230,450     32.80%     3.72%    4.46%    5.21%    5.95%    6.70%    7.44%    8.18%
189,300 - 411,500     230,450 - 411,500     37.60%     4.01%    4.81%    5.61%    6.41%    7.21%    8.01%    8.81%
411,500 - 413,200     411,500 - 464,850     39.50%     4.13%    4.96%    5.79%    6.61%    7.44%    8.26%    9.09%
413,200 - 1,062,650   464,850 - 2,125,450   43.70%     4.44%    5.33%    6.22%    7.10%    7.99%    8.88%    9.77%
  Over 1,062,650        Over 2,125,450      44.90%     4.54%    5.44%    6.35%    7.26%    8.17%    9.07%    9.98%
  Over 1,062,650        Over 2,125,450      48.40%**   4.84%    5.81%    6.78%    7.75%    8.72%    9.69%   10.66%

* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or any other credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York supplemental income tax based upon a taxpayer's New York taxable income and New York adjusted gross income.

** In addition to the maximum stated New York State tax rate, this includes the maximum stated regular federal tax rate of 39.60% plus the 3.80% medicare tax imposed on the net investment income of certain taxpayers. The medicare tax also applies to many taxpayers in other tax brackets.


NEW YORK (STATE AND CITY)

           TAXABLE INCOME                                             TAX-EXEMPT ESTIMATED CURRENT RETURN
                                                       2.50%    3.00%    3.50%    4.00%    4.50%    5.00%    5.50%
-----------------------------------------              -----------------------------------------------------------
  SINGLE RETURN        JOINT RETURN        TAX RATE*        EQUIVALENT TAXABLE ESTIMATED CURRENT RETURN
-----------------------------------------------------------------------------------------------------------------=

     $0 - 9,225            $0 - 18,450      16.70%     3.00%    3.60%    4.20%    4.80%    5.40%    6.00%    6.60%
  9,225 - 37,450       18,450 - 74,900      23.50%     3.27%    3.92%    4.58%    5.23%    5.88%    6.54%    7.19%
                       74,900 - 151,200     32.60%     3.71%    4.45%    5.19%    5.93%    6.68%    7.42%    8.16%
 37,450 - 90,750                            32.70%     3.71%    4.46%    5.20%    5.94%    6.69%    7.43%    8.17%
 90,750 - 189,300     151,200 - 230,450     35.40%     3.87%    4.64%    5.42%    6.19%    6.97%    7.74%    8.51%
189,300 - 411,500     230,450 - 411,500     40.00%     4.17%    5.00%    5.83%    6.67%    7.50%    8.33%    9.17%
411,500 - 413,200     411,500 - 464,850     41.80%     4.30%    5.15%    6.01%    6.87%    7.73%    8.59%    9.45%
413,200 - 1,062,650   464,850 - 2,125,450   46.10%     4.64%    5.57%    6.49%    7.42%    8.35%    9.28%   10.20%
  Over 1,062,650        Over 2,125,450      47.30%     4.74%    5.69%    6.64%    7.59%    8.54%    9.49%   10.44%
  Over 1,062,650        Over 2,125,450      50.60%**   5.06%    6.07%    7.09%    8.10%    9.11%   10.12%   11.13%

* Combined Tax Rate includes Federal, State and New York City income taxes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or any other credits, (ii) any local taxes imposed (other than New York City), or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Further, the table does not reflect the New York supplemental income tax based upon a taxpayer's New York taxable income and New York adjusted gross income.

** In addition to the maximum stated New York State tax rate and the New York
   City tax rate, this includes the maximum stated regular federal tax rate of 39.60% plus the 3.80% medicare tax imposed on the net investment income of certain taxpayers. The medicare tax also applies to many taxpayers in other tax brackets.



                                            Understanding Your Investment     47

CONTENTS

CALIFORNIA TRUST INVESTMENT SUMMARY
-------------------------------------------------------------------

A concise description        2     Investment Objective
of essential information     2     Principal Investment Strategy
about the portfolio          2     Principal Risks
                             3     Who Should Invest
                             3     Essential Information
                             3     Fees and Expenses
                             4     Types of Bonds
                             4     Location of Issuers
                             4     Insurance on the Bonds

NEW YORK TRUST INVESTMENT SUMMARY
-------------------------------------------------------------------

A concise description        5     Investment Objective
of essential information     5     Principal Investment Strategy
about the portfolio          5     Principal Risks
                             6     Who Should Invest
                             6     Essential Information
                             6     Fees and Expenses
                             7     Types of Bonds
                             7     Location of Issuers
                             7     Insurance on the Bonds

FINANCIAL STATEMENTS
-------------------------------------------------------------------

                             8     Financial Statements

UNDERSTANDING YOUR INVESTMENT
-------------------------------------------------------------------

Detailed information to     23     How to Buy Units
help you understand         24     How to Sell Your Units
your investment             25     Distributions
                            26     Investment Risks
                            34     Bond Insurance
                            35     How Your Trust Works
                            39     Taxes
                            42     California Tax Status
                            43     New York Taxes
                            44     Expenses
                            44     Experts
                            44     Additional Information
                            45     Taxable Equivalent Estimated
                                   Current Return

WHERE TO LEARN MORE
-----------------------------------------------------------------------

You can contact us for             VISIT US ON THE INTERNET
free information about             http://www.AAMlive.com
this and other investments,        CALL ADVISORS ASSET MANAGEMENT, INC.
including the Information          (877) 858-1773
Supplement                         CALL THE BANK OF NEW YORK MELLON
                                   (800) 848-6468



ADDITIONAL INFORMATION
-----------------------------------------------------------------------

This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information including the Information Supplement (a duplication fee may be required):

  E-MAIL:  publicinfo@sec.gov
  WRITE:   Public Reference Section
           Washington, D.C.  20549
  VISIT:   http://www.sec.gov
           (EDGAR Database)
  CALL:    1-202-551-8090
           (only for information on the operation of the Public Reference Section)

REFER TO:
  ADVISOR'S DISCIPLINED TRUST 257
  Securities Act file number:  333-150676
  Investment Company Act file number:  811-21056





                                   TAX EXEMPT
                                SECURITIES TRUST,
                              CALIFORNIA TRUST 229

                                   TAX EXEMPT
                                SECURITIES TRUST,
                               NEW YORK TRUST 268

                                   PROSPECTUS

                                 AUGUST 31, 2015














                                     [LOGO]

                                      AAM

                                    ADVISORS
                                ASSET MANAGEMENT

                           ADVISORS DISCIPLINED TRUST
                  TAX EXEMPT SECURITIES TRUST, CALIFORNIA TRUST
                   TAX EXEMPT SECURITIES TRUST, NEW YORK TRUST

                             INFORMATION SUPPLEMENT

                                   AUGUST 2015

      This Information Supplement provides additional information concerning each trust described in the prospectus for the unit investment trust identified above. This Information Supplement should be read in conjunction with the prospectus. It is not a prospectus. It does not include all of the information that an investor should consider before investing in a trust. It may not be used to offer or sell units of a trust without the prospectus. This Information Supplement is incorporated into the prospectus by reference and has been filed as part of the registration statement with the Securities and Exchange Commission. Investors should obtain and read the prospectus prior to purchasing units of a trust. You can obtain the prospectus without charge by contacting your financial professional or by contacting the unit investment trust division of Advisors Asset Management, Inc. at 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, at 8100 East 22nd Street North, Building 800, Suite 102, Wichita, Kansas 67226 or by calling (877) 858-1773. This Information Supplement is dated as of the date set forth above.


                                    CONTENTS

          General Information                                   2
          Investment Objective and Policies                     3
          Risk Factors                                          7
          Insurance on the Bonds                               29
          Administration of the Trust                          42
          Purchase, Redemption and Pricing of Units            49
          Taxation                                             54
          Performance Information                              56
          Description of Securities Ratings                    57

GENERAL INFORMATION

     Each trust is one of a series of separate unit investment trusts created under the name Advisors Disciplined Trust and registered under the Investment Company Act of 1940. Each trust was created as a common law trust on the inception date described in the prospectus under the laws of the state of New York. Each trust was created under a trust agreement among Advisors Asset Management, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York Mellon (as trustee). The sponsor provides services to unit investment trusts through its Advisor's Asset Management division.

     When your trust was created, the sponsor delivered to the trustee securities or contracts for the purchase thereof for deposit in the trust and the trustee delivered to the sponsor documentation evidencing the ownership of units of the trust. Additional units of each trust may be issued from time to time by depositing in the trust additional securities (or contracts for the purchase thereof together with cash or irrevocable letters of credit) or cash (including a letter of credit or the equivalent) with instructions to purchase additional securities. As additional units are issued by a trust as a result of the deposit of additional securities by the sponsor, the aggregate value of the securities in the trust will be increased and the fractional undivided interest in the trust represented by each unit will be decreased. The sponsor may continue to make additional deposits of securities into a trust, provided that such additional deposits will be in principal amounts which will generally maintain the same original percentage relationship among the principal amounts of the securities in such trust established by the initial deposit of the securities. Thus, although additional units will be issued, each unit will generally continue to represent the same principal amount of each security, and the percentage relationship among the principal amount of each security in the related trust will generally remain the same. If the sponsor deposits cash to purchase additional securities, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because the trust will pay any associated brokerage fees.

     The trustee has not participated in the selection of the securities deposited in the trust and has no responsibility for the composition of the trust portfolio.

     Each unit initially offered represents an undivided interest in the related trust. To the extent that any units are redeemed by the trustee or additional units are issued as a result of additional securities being deposited by the sponsor, the fractional undivided interest in a trust represented by each unredeemed unit will increase or decrease accordingly, although the actual interest in such trust represented by such fraction will remain unchanged.
Units will remain outstanding until redeemed upon tender to the trustee by unitholders, which may include the sponsor, or until the termination of the trust agreement.

     A trust consists of (a) the securities listed under the "Schedule of Investments" in the prospectus as may continue to be held from time to time in the trust, (b) any additional securities acquired and held by the trust pursuant to the provisions of the trust agreement and (c) any cash held in the accounts of the trust. Neither the sponsor nor the trustee shall be liable in any way for any failure in any of the securities. However, should any contract for the purchase of any of the securities initially deposited in a trust fail, the sponsor will, unless substantially all of the moneys held in the trust to cover such purchase are reinvested in substitute securities in accordance with the trust agreement, refund the cash and sales charge attributable to such failed contract to all unitholders on the next distribution date.

INVESTMENT OBJECTIVE AND POLICIES

     The California Trust seeks to provide monthly distributions of interest income exempt from United States federal and California state personal income tax and to provide capital preservation by investing in a portfolio primarily consisting of long-term municipal bonds. There is, of course, no guarantee that the trust will achieve its objective. The trust portfolio consists of interest-bearing obligations issued by or on behalf of the state of California and territories of the United States, and political subdivisions and authorities thereof, the interest on which is excludable from gross income for United States federal and California state personal income tax purposes under existing law in the opinion of recognized bond counsel to the issuer of the bonds.

     The New York Trust seeks to provide monthly distributions of interest income exempt from United States federal and New York state personal income tax and to provide capital preservation by investing in a portfolio primarily consisting of long-term municipal bonds. There is, of course, no guarantee that the trust will achieve its objective. The trust portfolio consists of interest-bearing obligations issued by or on behalf of the state of New York and territories of the United States, and political subdivisions and authorities thereof, the interest on which is excludable from gross income for United States federal and New York state personal income tax purposes under existing law in the opinion of recognized bond counsel to the issuer of the bonds.

     The prospectus provides additional information regarding the trusts' objectives and investment strategies.

     The trusts are unit investment trusts and are not "actively managed" funds. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The portfolio of a trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from a portfolio.

     The sponsor may not alter the portfolio of a trust by the purchase, sale or substitution of securities, except in the special circumstances discussed herein regarding the substitution of replacement securities for any failed securities. Thus, with the exception of the redemption or maturity of securities in accordance with their terms, the assets of a trust will remain unchanged under normal circumstances.

     The sponsor may direct the trustee to dispose of securities the value of which has been affected by certain adverse events including institution of certain legal proceedings or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the sponsor the retention of such securities in a trust would be detrimental to the interest of the unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such trust for distribution to the unitholders.

     The sponsor is required to instruct the trustee to reject any offer made by an issuer of securities to issue new securities, or to exchange securities, for trust securities, the trustee shall reject such offer. However, should any issuance, exchange or substitution be effected notwithstanding such rejection or without an initial offer, any securities or property received shall be deposited in the trust and shall be promptly sold by the trustee unless the sponsor advises the trustee to keep such securities or properties. The excess cash proceeds of any such sales will be distributed to unitholders.

     If a public tender offer has been made for a security or a merger, acquisition or similar transaction has been announced affecting a security, the trustee may either sell the security or accept a tender offer if the supervisor determines that the action is in the best interest of unitholders. The trustee will distribute any excess cash proceeds to unitholders. If your trust receives securities or other property, it will either hold the securities or property in the portfolio or sell the securities or property and distribute the proceeds. The sponsor may direct the reinvestment of security sale proceeds if the sale is the direct result of serious adverse credit factors which, in the opinion of the sponsor, would make retention of the securities detrimental to the trust. In such a case, the sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the trust's inception date. The sponsor may also instruct the trustee to take action necessary to ensure that the portfolio continues to satisfy the qualifications of a regulated investment company for federal tax purposes if the trust has elected to be taxed as a regulated investment company.

     The trustee may sell securities, designated by the sponsor, from a trust for the purpose of redeeming units of such trust tendered for redemption and the payment of expenses.

     In addition, if a trust has elected to be taxed as a regulated investment company, the trustee may dispose of certain securities and take such further action as may be needed from time to time to ensure that a trust continues to satisfy the qualifications of a regulated investment company, including the requirements with respect to diversification under Section 851 of the Internal Revenue Code, and as may be needed from time to time to avoid the imposition of any tax on a trust or undistributed income of a trust as a regulated investment company.

     Proceeds from the sale of securities (or any securities or other property received by a trust in exchange for securities) are credited to the Principal Account of a trust for distribution to unitholders or to meet redemptions. Except for failed securities and as provided herein, in the prospectus or in the trust agreement, the acquisition by a trust of any securities other than the portfolio securities is prohibited.

     Because certain of the securities in certain of the trusts may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to unitholders and will not be reinvested, no assurance can be given that a trust will retain for any length of time its present size and composition. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any security. In the event of a failure to deliver any security that has been purchased for a trust under a contract, including those securities purchased on a "when, as and if issued" basis ("Failed Securities"), the sponsor is authorized under the trust agreement to direct the trustee to acquire other securities ("Replacement Securities") to make up the original corpus of such trust.

     Securities in certain of the trusts may have been purchased on a "when, as and if issued" or delayed delivery basis with delivery expected to take place after the first settlement date. Accordingly, the delivery of such securities may be delayed or may not occur. Interest on these securities begins accruing to the benefit of unitholders on their respective dates of delivery.
Unitholders of all trusts will be "at risk" with respect to any "when, as and if issued" or "delayed delivery" securities included in their respective trust (i.e., may derive either gain or loss from fluctuations in the evaluation of such securities) from the date they commit for units.

     The Replacement Securities must be purchased within 20 days after delivery of the notice that a contract to deliver a security will not be honored and the purchase price may not exceed the amount of funds reserved for the purchase of the Failed Securities. The purchase price of the Replacement Securities (exclusive of accrued interest) shall not exceed the principal attributable to the Failed Securities. In addition, no substitution of Replacement Securities will be made without an opinion of counsel that such substitution will not adversely affect the federal income tax status of the related trust. Whenever a Replacement Security is acquired for a trust, the trustee shall, within five days thereafter, notify all unitholders of the trust of the acquisition of the Replacement Security and shall, on the next monthly distribution date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the trust of the Failed Security exceeded the cost of the Replacement Security. Once all of the securities in a trust are acquired, the trustee will have no power to vary the investments of the trust, i.e., the trustee will have no managerial power to take advantage of market variations to improve a unitholder's investment.

     If the right of limited substitution described in the preceding paragraphs is not utilized to acquire Replacement Securities in the event of a failed contract, the sponsor will refund the sales fee attributable to such Failed Securities to all unitholders of the trust and the trustee will distribute the principal and accrued interest attributable to such Failed Securities not more than 30 days after the date on which the trustee would have been required to purchase a Replacement Security. In addition, unitholders should be aware that, at the time of receipt of such principal, they may not be able to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds would have earned for unitholders of such trust.

     Whether or not a Replacement Security is acquired, an amount equal to the accrued interest (at the coupon rate of the Failed Securities) will be paid to unitholders of the trust to the date the sponsor removes the Failed Securities from the trust if the sponsor determines not to purchase a Replacement Security or to the date of substitution if a Replacement Security is purchased. All such interest paid to unitholders which accrued after the date of settlement for a purchase of units will be paid by the sponsor. In the event a Replacement Security could not be acquired by a trust, the net annual interest income per unit for such trust would be reduced and the estimated current return and estimated long-term return might be lowered.

     Subsequent to the trust's inception, a security may cease to be rated or its rating may be reduced below any minimum required as of the trust's inception. Neither event requires the elimination of such investment from a trust, but may be considered in the sponsor's determination to direct the trustee to dispose of such investment.

     The sponsor may not alter the portfolio of a trust except upon the happening of certain extraordinary circumstances. Certain of the securities may be subject to optional call or mandatory redemption pursuant to sinking fund provisions, in each case prior to their stated maturity. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer, often at a premium over par. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par with proceeds from a fund accumulated for the scheduled retirement of a portion of an issue to maturity. Special or extraordinary redemption provisions may provide for redemption at par of all or a portion of an issue upon the occurrence of certain circumstances. Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to special or extraordinary redemption provisions may occur, when the securities have an offering side evaluation which represents a premium over par, that is, when they are able to be refinanced at a lower cost. The proceeds from any such call or redemption pursuant to sinking fund provisions, as well as proceeds from the sale of securities and from securities which mature in accordance with their terms from a trust, unless utilized to pay for units tendered for redemption, will be distributed to unitholders of such trust and will not be used to purchase additional securities for such trust. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of a trust and the net annual interest income of such trust and may reduce the estimated current return and the estimated long-term return. The call, redemption, sale or maturity of securities also may have tax consequences to a unitholder.

     Certain of the securities in certain of the trusts may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount securities at the time they were purchased and deposited in the trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable securities increase, the market discount of previously issued securities will become greater, and if such interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Investors should also note that the value of securities purchased at a market discount will increase in value faster than securities purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of securities purchased at a market discount will decrease faster than securities purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium securities and the prepayment benefit for lower yielding, discount securities will be reduced. A discount security held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and loss in the form of tax-exempt interest income than a comparable security newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any of the securities.

     Certain of the securities in your trust may be "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently.

     To the best of the sponsor's knowledge, there is no litigation pending as of the trust's inception in respect of any security which might reasonably be expected to have a material adverse effect on the trust. At any time after the trust's inception, litigation may be instituted on a variety of grounds with respect to the securities. The sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the trust. The sponsor and the trustee shall not be liable in any way for any default, failure or defect in any security.

RISK FACTORS

     MUNICIPAL BONDS. The trusts include certain types of bonds described below. Accordingly, an investment in a trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each trust are described in the prospectus. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any of the bonds.

     Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a trust, both within a particular classification and between classifications, depending on numerous factors.

     Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a trust, the sponsor at the date of deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

     Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party pay or programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party pay or programs.

     Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

     Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

     Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

     Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

     Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

     Certain of the bonds in certain of the trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

     Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a trust prior to the stated maturity of the bonds.

     Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any of the bonds.

     Certain of the bonds held by your trust may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

     Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

     Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. See "Notes to Portfolio" in the prospectus. The delivery of any such bonds may be delayed or may not occur. Interest on these Bonds begins accruing to the benefit of unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to a trust after their respective expected dates of delivery, unitholders who purchase their unit prior to the date such bonds are actually delivered to the trustee would be required to adjust their tax basis in their unit for a portion of the interest accruing on such bonds during the interval between their purchase of unit and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the Prospectus which would be the returns after the first year, assuming the portfolio of a trust and estimated annual expenses other than that of the trustee (which may be reduced in the first year only) do not vary from that set forth in the prospectus. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds

(i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for unit.

     Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on unit of the trust involved. Each trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

     To the best knowledge of the sponsor, there is no litigation pending as of the date of deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the trusts. At any time after the trust's inception date, litigation may be initiated on a variety of grounds with respect to bonds in a trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

     CALIFORNIA. The Tax Exempt Securities Trust, California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided below is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in California or contained in official statements for various California Municipal Obligations.

     Economic Outlook. California's economy continued to improve during the first six months of fiscal year 2014-15, which began on July 1, 2014. Employment expanded, the jobless rate fell, incomes grew, auto sales improved, and construction rose in both the residential and nonresidential markets. During the first six months of fiscal year 2014-15, employment gains averaged 30,000 per month. Compared with the June 2014 level, nonfarm employment as of December 2014 increased 2.3%. Job increases were spread across a wide array of industries and sectors, and by December 2014, 11 of California's major metropolitan areas (representing 36% of the state's total labor market) had returned to their pre-recession job peaks. California's unemployment rate continued to fall during the first six months of the 2014-15 fiscal year; by December 2014, it had receded to 7.0% from 7.4% in June 2014.

          Total personal income grew 3.9% in the first quarter of fiscal year 2014-15 compared with the prior quarter. Job gains, personal income increases, and low interest rates spurred a 9% increase in new auto registrations during the first four months of the fiscal year over the same period the prior fiscal year. The housing market returned to a more normal pace as of December 2014, putting home prices 3% above their prior year level as of December 2014. The year-over-year rise in home sales was 0.6%. On the housing front, building permits during the first six months of the 2014-15 fiscal year increased 5.7% over the total recorded during the first half of the prior fiscal year, and the value of nonresidential permits gained 8.3%, with increases in industrial, office, retail, hotel, and building improvements. As of December 1, 2014, General Fund revenues were $1.3 billion more than forecasted, while total disbursements were $1.3 billion below estimates. As a result, the increase in temporary borrowing in the General Fund (the state's main operating fund) was $2.7 billion less than projected, leaving a balance of

$18.5 billion in short-term borrowing--$15.7 billion of internal borrowing from other state funds and $2.8 billion from revenue anticipation notes issued in September 2014.

          Net Assets. The primary government's net assets as of June 30, 2014 were $7.3 billion. After the total net assets were reduced by $96.1 billion for investment in capital assets (net of related debt) and by $29.8 billion for restricted net assets, the resulting unrestricted net assets totaled a negative $118.6 billion. Restricted new assets are dedicated for specified uses and are not available to fund current activities. More than half of the negative $118.6 billion consists of $66.7 billion in outstanding bonded debt issued to build capital assets for school districts and other local governmental entities. The bonded debt reduces the unrestricted net assets; however, local governments, not the state, record the capital assets that would offset this reduction.

          General Fund. The General Fund ended the fiscal year with assets of $19.4 billion, liabilities and deferred inflows of resources of $26.9 billion, and nonspendable, restricted, and committed fund balances of $129 million, $394 million, and $125 million, respectively, leaving the General Fund with a negative unassigned fund balance of $8.1 billion. Total assets of the General Fund increased by $3.8 billion (24.1%) from the prior fiscal year while the total liabilities and deferred inflows of resources of the General Fund decreased by $3.0 billion (10.2%). Total net fund deficit balance decreased by $7.6 billion (50.6%).

          The General Fund had $104.2 billion in revenues, $95.3 billion in expenditures, with a net difference of $8.9 billion as of 2014. Approximately 95.1% of General Fund revenue ($99.1 billion) is derived from the state's big three taxes - personal income taxes ($67.6 billion), sales and use taxes ($22.3 billion), and corporation taxes ($9.2 billion). A total of $244 million in revenue is included in General Fund.

          During the 2013-14 fiscal year, total General Fund revenue increased by $4.8 billion (4.8%). This was a result of the increase in personal income taxes of $1.4 billion (2.1%), corporation taxes of $2.0 billion (27.3%), and sales and use taxes by $1.9 billion (9.1%) from the prior year. General Fund expenditures increased by $5.2 billion (5.8%). The largest increases were in education and health and human services expenditures, which were up $3.9 billion and $961 million, respectively, over the prior year.

          Budget Outlook. California's 2014-15 Budget Act was enacted on June 20, 2014. The Budget Act appropriated $156.3 billion: $108.0 billion from the General Fund, $44.3 billion from special funds, and $4.0 billion from bond funds. The General Fund's budgeted expenditures increased $7.3 billion (7.2%) over last year's General Fund budget and included a $1.6 billion supplemental payment to pay off the remaining balance of the state's prior deficit financing bonds, known as Economic Recovery bonds. The General Fund's available resources were projected to be $105.5 billion, after a projected $1.6 billion transfer to the Budget Stabilization Account (Rainy Day Fund). General Fund revenue comes predominantly from taxes, with personal income taxes expected to provide 65.6% of total revenue. California's major taxes (personal income, sales and use, and corporation taxes) are projected to supply approximately 96.2% of the General Fund's resources in the 2014-15 fiscal year.

     The 2014-15 budget continued the Governor's multi-year financial plan for the State of California, and for the third consecutive year, it projected a surplus in the General Fund. The 2014-15 fiscal year is projected to end with $2.1 billion in total reserves--$1.6 billion in the Budget Stabilization Account and $449 million reserved for economic uncertainties.

          For the 2015-16 fiscal year, the Governor of California released his proposed budget on January 9, 2015, which continues a multi-year plan to build reserves and pay down outstanding debt. Proposition 2 was approved by voters in November 2014 and affects the budget for the first time in fiscal year 2015-16. Under Proposition 2, certain spikes in capital gains will instead be used to save money for the next recession and to pay down the state's debt and unfunded liabilities. The budget proposes total reserves of $3.4 billion by the end of the 2015-16 fiscal year--$2.8 billion in the Budget Stabilization Account required under Proposition 2 and $534 million in the General Fund's reserve for economic uncertainties. In addition to the required reserve, Proposition 2 requires an equivalent amount be used to pay down existing debts. During the 2015-16 fiscal year, the Governor proposes to pay down the General Fund's loans from special funds and Proposition 98 obligations by a total of $1.2 billion.

     Capital Assets. The state's investment in capital assets for its governmental and business-type activities as of June 30, 2014, amounted to $125.1 billion (net of accumulated depreciation). This investment in capital assets includes land, state highway infrastructure, collections, buildings and other depreciable property, intangible assets, and construction in progress. Depreciable property includes buildings, improvements other than buildings, equipment, certain infrastructure assets, certain books, and other capitalized and depreciable property. Infrastructure assets, such as roads and bridges, are items that normally are immovable and can be preserved for a greater number of years than can most capital assets. Intangible assets include computer software, land use rights, patents, copyrights, and trademarks. As of June 30, 2014, the state's capital assets increased $6.5 billion over the prior fiscal year. The majority of this increase occurred in buildings and other depreciable property, and construction progress. Included in the capital assets increase is a $2.2 billion beginning balance restatement, primarily for understated state highway infrastructure construction in progress.

          Debt Administration. At June 30, 2014, the primary government had total bonded debt outstanding of $115.9 billion. Of this amount, $84.0 billion (72.5%) represents general obligation bonds, which are backed by the full faith and credit of the state. Included in the $84.0 billion of general obligation bonds is $4.6 billion of Economic Recovery bonds that are secured by a pledge of revenues derived from dedicated sales and use taxes. The current portion of general obligation bonds outstanding is $4.0 billion and the long-term portion is $80.0 billion. The remaining $31.9 billion (27.5%) of bonded debt outstanding represents revenue bonds, which are secured solely by specified revenue sources. The current portion of revenue bonds outstanding is $1.6 billion and the long-term portion is $30.3 billion. During the fiscal year, the state issued $5.9 billion in new general obligation bonds for transportation projects, housing and emergency shelters, stem cell research, children's hospitals, various water and flood control projects, and to refund previously outstanding general obligation bonds and commercial paper.

          Budgetary Control. The California state legislature prepares an annual budget that contains estimates of revenues and expenditures for the ensuing fiscal year. This budget is the result of negotiations between the Governor and the Legislature. Throughout the fiscal year, adjustments in the form of budget revisions, executive orders, and financial legislation agreed to by the Governor and the Legislature are made to the budget. The State Controller is statutorily responsible for control over revenues due the primary government and for expenditures of each appropriation contained in the budget. Budgeted appropriations are the expenditure authorizations that allow state agencies to purchase or create liabilities for goods and services.

          The state's accounting system provides the State Controller's Office with a centrally-controlled record system to fully account for each budgeted appropriation, including its unexpended balance, and for all cash receipts and disbursements. The accounting system is decentralized, meaning the detail of each control account is maintained by each state agency. During the fiscal year, the control accounts and the agency accounts are maintained and reconciled on a cash basis. At the end of the fiscal year, each agency prepares annual accrual reports for receivables and payables. The State Controller's Office combines its control account balances with the agency accrual reports to prepare California's Budgetary/Legal Basis Annual Report and the Budgetary/Legal Basis Annual Report Supplement. State laws and regulations that, in some cases, do not fully agree with GAAP govern the methods of accounting for expenditures and revenues in these reports.

          Cash Management. In September 2014, the state issued $2.8 billion of Revenue Anticipation Notes to fund the state's cash management needs for the state's 2014-15 fiscal year and support the cash flow needs of the General Fund.

          Risk Management. The primary government has elected, with a few exceptions, to be self-insured against loss or liability. The primary government generally does not maintain reserves. Losses are covered by appropriations from each fund responsible for payment in the year in which the payment occurs. The state is permissively self-insured and barring any extraordinary catastrophic event, the potential amount of loss faced by the state is not considered material in relation to the primary government's financial position. Generally, the exceptions are when a bond resolution or a contract requires the primary government to purchase commercial insurance for coverage against property loss or liability. There have been no significant reductions in insurance coverage from the prior year. In addition, no insurance settlement in the last three years has exceeded insurance coverage. All claim payments are on a "pay as you go" basis, with workers' compensation benefits for self-insured agencies initially being paid by the State Compensation Insurance Fund.

     The discounted liability for unpaid self-insurance claims of the primary government is estimated to be $3.7 billion as of June 30, 2014. This estimate is based primarily on actuarial reviews of the state's workers' compensation program and includes indemnity payments to claimants, as well as all other costs of providing workers' compensation benefits, such as medical care and rehabilitation. The estimate also includes the liability for unpaid services fees, industrial disability leave benefits, and incurred-but-not-reported amounts.

     The University of California, a discretely presented component unit, is self-insured or insured through a wholly-owned captive insurance company for medical malpractice, workers' compensation, employee health care, and general liability claims. These risks are subject to various claim and aggregate limits, with excess liability coverage provided by an independent insurer. Liabilities are recorded when it is probable that a loss has occurred and the amount of the loss can be reasonably estimated. These losses include an estimate for claims that have been incurred but not reported. The estimated liabilities are based on an independent actuarial determination of the anticipated future payments, discounted at rates ranging from 2.0% to 5.0%.

     Ratings. As of June 8, 2015, all outstanding general obligation bonds of the State of California are rated A+ with a positive outlook by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and AA3 with a stable outlook by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the California Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the California Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the California Trust to pay interest on or principal of such bonds.

     NEW YORK. The Tax Exempt Securities Trust, New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided below is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

          NEW YORK. The information provided below is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. Except where otherwise indicated, the information is based on New York's 2014-15 fiscal year running from April 1, 2014 to March 31, 2015. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in New York or contained in official statements for various New York municipal obligations.

     Economic Condition and Outlook. New York's real gross state product grew by 2.5% in 2014 (following uneven growth during the recovery after the recession of the late 2000s), driven by strong economic growth in New York City and its surrounding suburbs. In 2014, New York's growth in gross state product ranked 13th among the 50 states. New York added 143,000 jobs in 2014, an annual growth rate of 1.7%. Three-quarters of the job gains during the economic recovery have been concentrated in New York City and Long Island, with employment in both areas well above prerecession levels. New York's unemployment rate has fallen from a recessionary peak of 8.9% in December 2009 to 5.7% in March 2015, but it remains more than one percentage point above its prerecession level.

     More than two-thirds of job growth during the recovery has been concentrated in industries that pay less than the statewide average salary, such as in restaurants, health care and retail stores. The professional and business services sector was the only high-wage sector that had significant job growth, contributing almost one quarter of the jobs added. The public sector, which has been losing jobs since 2009, continued to contract in 2014, albeit at a slower pace than in previous years.

     The securities industry in New York City, with its high-paid jobs, large bonuses and strong corporate profits, is an important contributor to the state's revenues and has a significant impact on the downstate economy. In the 2014-15 fiscal year, the New York Office of the State Comptroller estimated that securities industry-related activities contributed 19% of New York's tax revenues. In the 2014-15 fiscal year, New York also benefited from more than $4.9 billion in legal settlements from financial firms, stemming from violations of New York State banking and insurance laws.

     General Government Results. An operating surplus of $6.6 billion was reported in New York's general fund ("New York General Fund") for the 2014-15 fiscal year. As a result, the New York General Fund had an accumulated fund balance of $6.1 billion. New York completed its 2014-15 fiscal year with a combined governmental funds balance of $14.2 billion.

     Overall Financial Position. New York reported a net position of $33.3 billion, comprised of $70.6 billion in net investment in capital assets, and $5.1 billion in restricted net position, offset by an unrestricted net position deficit of $42.4 billion. Net position reported for governmental activities increased by $4.7 billion, increasing to $32.5 billion from $27.8 billion from last fiscal year.

      Unrestricted net position for governmental activities--the part of net position that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements--had a deficit of $39.8 billion at the end of the 2014-15 fiscal year. The net position deficit in unrestricted governmental activities, which decreased by $5 billion in fiscal year 2014-15, exists primarily because
New York has issued debt for purposes not resulting in a capital asset related to governmental activities and the obligation related to other postemployment benefits ($13.6 billion). Such outstanding debt included: securitizing New York's future tobacco settlement receipts ($1.7 billion); eliminating the need for seasonal borrowing by the New York Local Government Assistance Corporation ($2.3 billion); and borrowing for local highway and bridge projects ($4 billion), local mass transit projects ($1.6 billion), and a wide variety of grants and other expenditures not resulting in capital assets ($13.2 billion). This deficit in unrestricted net position of governmental activities can be expected to continue for as long as New York continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

     The net position for business-type activities increased by $1.6 billion (191.7%) to $771 million in the 2014-15 fiscal year as compared to a deficit of $841 million in 2014. The increase in net position for business-type activities was caused primarily by employer contributions and other revenue exceeding unemployment benefit payments for New York's Unemployment Insurance Fund ($1.8 billion), lottery revenues exceeding expenses, including education aid transfers ($83 million) and City University of New York Senior College operating revenues and state support exceeding operating expenses ($11 million). This was partially offset by State University of New York ("SUNY") expenses exceeding operating revenues and state support ($232 million).

     New York General Fund Budgetary Highlights.  New York General Fund receipts
exceeded disbursements by $5.1 billion in the 2014-15 fiscal year   The New York
General Fund ended the 2014-15 fiscal year with a closing cash fund balance of $7.3 billion, which consisted of $1.8 billion in New York's rainy day reserve funds ($1.3 billion in its "Tax Stabilization Reserve Account" and $540 million in its "Rainy Day Reserve Account"), $74 million in its "Community Projects Account," $21 million in its "Contingency Reserve Account," and $5.4 billion in its "Refund Reserve Account." Total New York General Fund receipts for the year (including transfers from other funds) were approximately $67.9 billion. Total New York General Fund disbursements for the year (including transfers to other funds) were approximately $62.9 billion.

     Net operating results for the 2014-15 fiscal year were $5.2 billion more favorable than anticipated in New York's original financial plan, with net operating results in the original plan projected at $180 million. Total receipts and transfers from other funds exceeded original financial plan estimates by $5 billion and total disbursements and transfers to other funds were less than original financial plan estimates by $286 million.

     Several factors contributed to higher than projected total receipts; however, the majority of the positive variance was driven by $4.7 billion higher than expected non-tax collections received as a result of monetary settlements with banks, insurance companies, and other financial institutions for violations of New York banking and insurance laws. In addition, actual base tax growth for the 2014-15 fiscal year finished at 4.0%, which was higher than the original financial plan estimate of 3.2%. Higher overall tax collections were primarily attributable to higher business tax collections across all components, which were particularly driven by a stronger underlying liability for the corporate franchise tax, higher audits for the bank tax, and fewer than anticipated corporate franchise tax refunds paid.

     Lower than projected disbursements occurred in multiple spending categories including local assistance, state operations, and general state charges. Lower spending in these categories was partially offset by higher than projected transfers, including transfers to support capital financing needs, and transfers related to the early payment of certain 2015-16 fiscal year debt service obligations.

      Net operating results were $469 million less favorable than anticipated in New York's final financial plan, with net operating results in the final financial plan projected at $5.5 billion. Total receipts and disbursements were lower than the final financial plan estimates (by $794 million and $325 million, respectively). Lower receipts were primarily due to the delay of certain monetary settlement payments to New York which were expected to be received prior to the end of the 2014-15 fiscal year, partly offset by other monetary settlements received by New York which were unanticipated in the final financial plan. Lower than projected total disbursements mainly reflected lower spending for local assistance and state operations, partly offset by higher transfers to support capital financing needs.

     Capital Assets. As of the end of the 2014-15 fiscal year, the State of New York has $101.8 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure, which primarily includes roads and bridges. This amount represented a net increase (including additions and deductions) of $1.4 billion over the previous year.

     Debt Administration. There are a number of methods by which New York may incur debt. New York has obtained long-term financing in the form of voter-approved New York General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease-purchase and contractual obligations where New York's legal obligation to make payments is subject to and paid from annual appropriations made by the legislature or from assignment of revenue in the case of Tobacco Settlement Revenue Bonds. Equipment capital leases and mortgage loan commitments, which represent $302 million as of the end of the 2014-15 fiscal year, do not require legislative or voter approval. Other obligations include certain bonds issued through state public authorities and certificates of participation. New York administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities , all of which was issued for capital assets used in those activities, is supported by payments from resources generated by New York's governmental activities--thus it is not expected to be repaid from resources generated by business-type activities. The New York State Finance Law allows the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities, to include debt instruments which result in a net variable rate exposure in an amount that does not exceed 15% of total outstanding state-supported debt, and interest rate exchange agreements (swaps) that do not exceed 15% of total outstanding state-supported debt.

     At the end of the 2014-15 fiscal year, New York had $193 million in state-supported (net) variable rate bonds outstanding and $1.9 billion in interest rate exchange agreements, in which

New York issues variable rate bonds and enters into a swap agreement that effectively converts the rate to a fixed rate.

     The New York State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. As of the end of the 2014-15 fiscal year New York had $2.7 billion in authorized but unissued bond capacity that can be used to issue bonds for specifically approved purposes. New York may issue short-term debt without voter approval in anticipation of the receipt of taxes and revenues or proceeds from duly authorized but not issued general obligation bonds. New York finance law, through the New York State Debt Reform Act of 2000 (the "New York Debt Reform Act"), also imposes phased-in caps on the issuance of new New York-supported debt and related debt service costs. The New York Debt Reform Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The New York Debt Reform Act applies to all New York-supported debt. The New York Debt Reform Act does not apply to debt issued prior to April 1, 2000 or to other obligations issued by public authorities where New York is not the direct obligor.

     Litigation. New York is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against New York arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of New York State and Federal laws.

     Included in New York's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs, primarily involving New York's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

      With respect to pending and threatened litigation, New York has reported, in the governmental activities, liabilities of $707 million, of which $536 million pertains to SUNY, for awarded claims, anticipated unfavorable judgments, and incurred but not reported loss estimates related to medical malpractice claims. In addition, New York is party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of approximately $318 million.

     Ratings. As of August 25, 2015 all outstanding general obligation bonds of the State of New York were rated "AA+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and "Aa1" by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of New York and various agencies and political subdivisions thereof. The sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds, the market value or marketability of such bonds or the ability of the respective issuers of such bonds to pay interest on or principal of such bonds.

     PUERTO RICO. Economic Conditions and Outlook. As of 2013, Puerto Rico's economy had experienced five straight years of recession, which started earlier, was deeper, and lasted longer than the U.S. national recession. For fiscal year 2013, preliminary reports indicate that the real gross national product grew by only 0.3% to $6.5 billion. The Puerto Rico Planning Board has projected a decrease in real gross national product of 0.4% for fiscal year 2013 and an increase of 0.2% for fiscal year 2014.

     Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. Manufacturing is the largest sector in terms of gross domestic product. Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. The services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism, and other services, has shown a strong interaction with manufacturing, tourism, construction, and agriculture.

     In fiscal 2013, domestic demand that represents the value of all goods and services consumed by the public and private sectors in Puerto Rico grew 1.1% from $82,288.8 million in fiscal year 2012 to $83,210.0 million in fiscal year 2013. At constant prices, this rise represented 0.5% in fiscal 2013. Personal consumption expenditures, the main component of domestic demand, totaled $62.5 billion, surpassing by $1.5 billion or 2.5%, the level of $61.0 million in the previous fiscal year. Actual growth achieved by personal consumption expenditures was $234.1 million. This performance was supported by rises of 6.9% in durable consumer expenditure, 2.6% in spending on services and 1.4% in consumption expenditure of non-durable goods.

     According to the Housing Survey of the Department of Labor and Human Resources, the total number of people employed during the period from July to March of fiscal year 2014 averaged 1,013,000 people. This represented a decrease of 2.1% compared to the same period of fiscal 2013.

     Financial Information. Since 2000, the Commonwealth has faced a number of fiscal challenges, including an imbalance between its General Fund revenues and expenditures. This imbalance reached its highest historical level of $2.864 billion in fiscal year 2009, when revenues were $7.825 billion and expenditures were $10.689 billion. Since then, the Commonwealth has been able to reduce its deficit every year, except fiscal year 2012, through various measures designed to increase revenues and reduce expenses. For fiscal year 2013, according to preliminary results, the Commonwealth was able to reduce the deficit to $1.290 billion. The budget for fiscal year 2014 contemplates a further reduction of the deficit to $820 million, which will be financed by a refinancing of $575 million of general obligation debt service payments and $245 million of new borrowings. Although the Commonwealth continues to pursue deficit reduction policies, its ability to continue to reduce its deficit will depend in part on its ability to continue increasing revenues and reducing expenditures, which in turn depends on several factors, including improvements in economic conditions.

     Puerto Rico's economy is closely linked to the United States economy. In recent fiscal years, however, the performance of Puerto Rico's economy has not been consistent with the performance of the United States economy. Puerto Rico's economy entered a recession in the fourth quarter of fiscal year 2006. For fiscal years 2007 through 2011, Puerto Rico's real gross national product contracted by 1.2%, 2.9%, 3.8%, 3.6% and 1.6%, respectively, while the United States real gross national product grew at rates of 1.7% and 2.5% during fiscal years 2007 and 2008, respectively, contracted by 3.4% during fiscal year 2009, and grew by 0.5% and 2.5% during fiscal years 2010 and 2011. For fiscal year 2012 Puerto Rico's gross national product grew by 0.1%, while the United States' gross national product grew by 2.1%. According to the Puerto Rico Planning Board's projections made in April 2013, which took into account the preliminary results for fiscal year 2012, the estimated effects on the Puerto Rico economy of the United States' budget sequestration, the end of the American Recovery Reinvestment Act funds, the impact of the initial phase of the tax reform, the recent initiatives to promote private employment creation, the end of the local stimulus plan, and other economic factors, it was projected that Puerto Rico's real gross national product for fiscal year 2013 would decrease by 0.4%. Puerto Rico's real gross national product for fiscal year 2014 was forecasted to grow by 0.2%.

     In the period July-March of fiscal year 2014, net revenues to the General Fund totaled $6.1 billion. Meanwhile, in the same period last fiscal year, the revenues were $5.8 billion, representing an increase of 4.6%.

     On April 4, 2013, the Governor of Puerto Rico signed into law Act 3 of 2013 ("Act 3"), which adopted a comprehensive reform of the Employees Retirement System of the Commonwealth (the "Employees Retirement System"), the largest of three Commonwealth retirement systems that are funded primarily with budget appropriations from the Commonwealth's general fund.

     Act 3, which is effective as of July 1, 2013, (i) freezes and grandfathers the benefits that have accrued through June 30, 2013 of those participants who are covered by the Employees Retirement System's defined benefit formula; (ii) provides that, beginning July 1, 2013, the retirement benefits will be calculated based on a defined contribution formula, similar to the formula currently applicable to certain employees; (iii) provides that defined contribution benefits will also be paid in the form of a lifetime annuity rather than a lump sum payment; (iv) eliminates the so called "merit pension" that provided to participants who joined the Employees Retirement System prior to April 1, 1990, after attaining 30 years of service, a retirement benefit of 65% (if less than 55 years of age) or 75% (if age 55 or greater) of the average salary earned during the highest 36 months of employment; (v) increases the retirement age for various groups of participants; (vi) increases the employee contribution to the Employees Retirement System from 8.275% to 10%; (vii) eliminates or reduces various retirement benefits previously granted by special laws; (viii) increases the minimum pension from $400 to $500 per month for current retirees; and (ix) eliminates or modifies other benefits, such as disability and survivor benefits.

     For many years, the financial condition of the three Commonwealth retirement systems has been one of the principal fiscal challenges facing Puerto Rico. Although certain measures had been implemented in recent years, in an effort to address the recurring solvency issue, the funding ratios of the retirement systems were projected to continue to decline and the retirement systems were projected to run out of cash within the next ten years unless a more comprehensive reform was adopted.

     The constitutionality of Act 3 was upheld by the Puerto Rico Supreme Court after it was challenged in several lawsuits brought by participants of the Employees Retirement System.

     The current administration, which commenced its term in January 2013, implemented the following measures to increase revenues and reduce the deficit for fiscal year 2013: (i) an initiative that resulted in the collection of $235 million in advance payments of non-resident withholding tax related to manufacturing patents; (ii) the transfer of $240 million in excess funds in the Redemption Fund to the General Fund; (iii) the implementation of a tax amnesty program which encouraged taxpayers with older tax liabilities to pay such obligations, which resulted in immediate cash collections of $98 million and payment plans for an additional $176 million; and (iv) the elimination of $140 million in projected excess expenditures. These and other measures reduced the projected deficit for fiscal year 2013 from a January 2013 estimate of $2.213 billion to a June 30, 2013 estimate of $1.290 billion.

     On June 30, 2013, the Commonwealth legislature approved a budget for fiscal year 2014 that reduces to $820 million the General Fund deficit for such year by enhancing the revenue base of the General Fund and reducing reliance on deficit financing and debt service restructurings. The estimated $820 million deficit for fiscal year 2014 constitutes a reduction of approximately 36% from the deficit for fiscal year 2013 ($1,290 million), and a reduction of approximately 65% from the deficit for fiscal year 2012 ($2,375 million).

     In fiscal year 2009, the Commonwealth allocated an additional portion of its sales and use tax to the Puerto Rico Sales Tax Financing Corporation ("COFINA") in order to issue revenue bonds to repay debt and finance operating expenses. As of June 30, 2013, COFINA had $15.224 billion of revenue bonds outstanding.

     The approved budget for fiscal year 2014 provides for General Fund total resources and total expenditures of $9.770 billion. General Fund resources include $245 million in deficit financing and $575 million in general obligation debt service refinancing. The principal changes in the fiscal year 2014 budgeted central Government revenues compared to fiscal year 2013 preliminary results are accounted mainly by the projected collections from sales and use taxes (up $312.2 million attributed mostly to the elimination of various exemptions to the application of sales and use taxes), corporate income tax (up $836.5 million), withholding taxes on non-residents (down $162.9 million), excise taxes on motor vehicles and accessories (up $21.2 million), projected increases in excise tax under Act 154 (up $278.8 million), and personal income taxes (up $8.7 million).

     The budget for fiscal year 2014 provides for General Fund total expenditures of $9.770 billion, which include $3.384 billion for education, $1.388 billion for health, $437 million for welfare, $1.562 billion for public safety and protection, and $3 billion for other expenses. The approved budget expenditures for fiscal year 2014 represent an increase of $687 million when compared to the budget for fiscal year 2013. The main changes are incremental retirement system contributions of $202 million, primarily attributed to the pension reform adopted pursuant to Act 3; incremental appropriations for debt service, including principal and interest, of $292 million; incremental appropriations of $77 million to the University of Puerto Rico pursuant to legislation restoring the prior UPR appropriation formula; incremental appropriations to the Department of Education of $121 million; and a net reduction of $4 million in appropriations for all other General Fund expense items. These figures include as debt service a $40 million appropriation relating to the assumption by the Commonwealth of existing municipal obligations payable from the sales and use tax.

     On June 28, 2014, the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the "Recovery Act") was signed into law. The stated goal of the Recovery Act is: ".to establish a debt enforcement, recovery, and restructuring regime for the public corporations and other instrumentalities of the Commonwealth of Puerto Rico during an economic emergency." The Recovery Act, by its terms, does not apply to the Commonwealth's general obligation debt, COFINA, or other agencies whose debt is implicitly or explicitly backed by the Commonwealth. Eligible public corporations include Puerto Rico's Electric Power Authority, Aqueduct and Sewer Authority and Highway and Transportation Authority, all of which have been experiencing financial pressures over the last few years.

     The Recovery Act gives public corporations two ways to reduce their obligations. First, the corporations can negotiate new terms that are binding on all parties. Second, a Puerto Rico court can impose new terms to benefit an authorized governmental organization.

     On July 2, 2014, largely as a result of passage of the Recovery Act, Moody's Investors Service, Inc. downgraded further into junk territory Puerto Rico general obligation and other debt. Concurrently, Commonwealth agencies and public corporations have been downgraded affecting about $46 billion of non-general obligation bonds, including $15.6 billion of senior- and subordinate-lien issued by COFINA. Standard & Poor's Ratings Service put the entire Commonwealth's general obligation and appropriation debt on "creditwatch" with negative implications. Several investment funds holding debt effected by the Recover Act have filed suit against the Commonwealth challenging the constitutionality of the Recovery Act.

     In June 2015, the Governor of Puerto Rico announced that the island could not pay back at least $73 billion in debt and that it would seek a deal with its creditors. In August 2015, Puerto Rico failed to make scheduled payments on certain of it outstanding bonds.

     Cash Management. The Commonwealth maintains a cash pool for its cash and cash equivalents. The balance in the pooled cash accounts is available to meet current operating requirements and any excess is invested in various interest-bearing accounts in the government Development Bank for Puerto Rico, a discretely presented component unit. In addition, the Puerto Rico Government Investment Trust Fund was created by the Commonwealth as a no-load diversified collective investment trust for the purpose of providing eligible investors with a convenient and economical way to invest in a professionally managed money market portfolio. The deposits on hand and the investments purchased are not collateralized, secured, or guaranteed by the Commonwealth or any of its agencies, instrumentalities, or political subdivisions.

     The Commonwealth's investment policy is to minimize credit and market risk while maintaining a competitive yield on its portfolio. The cash temporarily idle during the year was invested mainly in U.S. government securities, stocks, corporate bonds, repurchase agreements, Commonwealth securities other trading securities and short-term investments. These are primary government investments that are restricted and unrestricted.

     Budgetary Policy. The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the Commonwealth for the ensuing fiscal year.

     The annual budget is prepared by the Puerto Rico Office of Management and Budget working with the Puerto Rico Planning Board, the Puerto Rico Department of the Treasury, and other government offices and agencies. Section 7 of Article 6 of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenue, including available surplus, estimated for the said fiscal year unless the imposition of taxes sufficient to cover the said appropriations is provided by law".

     The Commonwealth maintains extensive budgetary controls. The objective of these controls is to ensure compliance with legal provisions embodied in the annual appropriated budget approved by the Legislature. Activities of the general fund are included in the annual appropriated budget. Budgetary control resides at the department level. The Commonwealth also maintains an encumbrance accounting system as one method of maintaining budgetary control. The annual budget, which is developed using elements of program budgeting, includes an estimate of revenue and other resources for the ensuing fiscal year under laws existing at the time the budget is submitted and legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Puerto Rico Planning Board.

     The Legislature may amend the budget submitted by the Governor, but may not increase items that would cause a deficit without imposing additional taxes to cover such deficit. Once approved by the Legislature, the budget is referred to the Governor, who may decrease or eliminate any item, but may not increase or insert new items in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with his objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, as originally approved by the Legislature and the Governor, it is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislature and the Governor. This allows the Commonwealth to continue to pay operating and other expenses until a new budget is approved.

     Assets. In 2011, the Commonwealth reported a deficit in net assets at year-end of $33.7 billion, comprised of $15.1 billion in total assets offset by $48.8 billion in total liabilities, compared to a $30.4 billion net deficit at the beginning of 2011. A portion of the Commonwealth's net assets (deficit) reflects its investment in capital assets such as land, buildings, and equipment, less any related debt used to acquire those assets that are still outstanding. The Commonwealth uses these capital assets to provide services to its residents; consequentially, these assets are not available for future spending. Although the Commonwealth's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

     An additional portion of the Commonwealth's net assets (deficit) represents resources that are subject to external restrictions on how they may be used. An otherwise positive remaining balance would be used to meet the Commonwealth's ongoing obligations to its residents and creditors. Internally imposed designations of resources are not presented as restricted net assets.

     The net deficit of the primary government primarily results from the Commonwealth's practice of issuing debt and transferring such funds to the component units so that they can carry out the construction projects. The primary government retains the debt while the component units report the corresponding asset financed by such debt. Total primary government assets decreased by $1.1 billion during fiscal year 2011 when compared to the prior fiscal year. This decrease was mainly due to the decrease of $1.1 billion in restricted investments.

     Debt Administration. General obligation bonds are backed by the full faith and credit of the Commonwealth, including its power to levy additional taxes to help ensure repayment of the debt.

     The Constitution of the Commonwealth of Puerto Rico provides that direct obligations of the Commonwealth evidenced by bonds or notes and backed by the full faith, credit, and taxing power of the Commonwealth are not to be issued if the amount of the principal of, and interest on, such bonds and notes and on all such bonds and notes issued thereafter, which are payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenue raised under the provisions of Commonwealth legislation and conveyed into the treasury in the two fiscal years preceding the then current fiscal year. Section 2, Article VI of the Constitution of the Commonwealth of Puerto Rico does not limit the amount of debt that the Commonwealth may guarantee as long as the 15% limitation is not exceeded. For the 2010 fiscal year, the Commonwealth was in compliance with the debt limitation requirement.

     Ratings. As of August 25, 2015, the Commonwealth of Puerto Rico has a CCC-with a negative outlook credit rating from Standard & Poor's Corporation and a Caa3 with a negative outlook from Moody's Investors Service, Inc. on general obligation bond issues.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payments on such local obligations in the event of default.

     Miscellaneous. The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Puerto Rico IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Puerto Rico IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Puerto Rico IM-IT to pay interest on or principal of such bonds.

     The Puerto Rico IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Puerto Rico municipal obligations (the "Puerto Rico Municipal Obligations"). These include the possible adverse effects of certain Puerto Rico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from the Financial Information and Operating Data Report from the Government Development Bank dated October 18, 2013.

     ADDITIONAL DEPOSITS. The trust agreement authorizes the sponsor to increase the size of a trust and the number of units thereof by the deposit of additional securities, or cash (including a letter of credit or the equivalent) with instructions to purchase additional securities, in such trust and the issuance of a corresponding number of additional units. In connection with these deposits, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because a trust will pay the associated brokerage fees and other acquisition costs.

INSURANCE ON THE BONDS

     Insurance has been obtained on certain bonds guaranteeing prompt payment of interest and principal, when due, in respect of the bonds. There have been a number of recent developments with respect to ratings actions impacting insurance companies by the rating agencies, Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings Ltd. ("Fitch"). In light of the ongoing nature of ratings actions or announcements by the rating agencies, you should consult announcements by the rating agencies, the websites of the rating agencies, and the websites of the portfolio insurers for the current publicly available information. These ratings actions have had a significant impact on the portfolio insurers', and other bond insurers', ability to compete in the financial guarantee business. A brief description of potential insurers is contained below.

     ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is an insurance subsidiary of ACA Capital Holding, Inc., organized in the State of Maryland. ACA Financial Guaranty assumes credit risk through the issuance of financial guaranty insurance policies across all of its business lines. Their insured risk portfolio contains exposures of various credit qualities.

     On December 15, 2008, Standard & Poor's withdrew its ratings of ACA Financial Guaranty at the company's request, which remains in effect as of June 11, 2015. On December 15, 2008, Standard & Poor's had raised its financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to B from CCC and removed the company from its CreditWatch developing status. The outlook was developing. The upgraded rating reflected the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding collateralized debt obligations ("CDO") and reinsurance exposures of the company, including the significantly deteriorated CDO of asset-backed securities ("ABS") transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties. The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provided the former CDO counterparties and certain other counterparties with what amounted to a 95% economic interest in the company. As a result of the transaction, the company's $7 billion risk portfolio was comprised almost exclusively of U.S. public finance exposure predominantly of BBB and BB credit quality with above-average concentrations in the health care and higher education sectors. The developing outlook reflected the following possibilities: that the company could run off in an orderly fashion with capital adequacy improving due to low losses and effective expense management; or that capital adequacy could deteriorate through a combination of meaningful losses precipitated by weak credits and/or a soft economy, poor expense management, and/or excessive distributions to surplus noteholders as allowed by the Maryland Insurance Administration. On August 8, 2008, ACA Financial Guaranty and counterparties to its structured finance products reached an agreement on a restructuring plan. The plan, approved by the Maryland Insurance Administration, provided for settlement of the structured finance obligations and protection for ACA Financial Guaranty's municipal policyholders. ACA Financial Guaranty has since operated as a runoff insurance company and focused on monitoring its remaining insured municipal obligations.

     As of March 31, 2015, ACA Financial Guaranty had net admitted assets of approximately $367.5 million and total liabilities of approximately $298.3 million, as compared to approximately $367.5 million and $304.0 million, respectively, as of December 31, 2014. The statutory surplus was approximately $69.1 million as of March 31, 2015, and $67.0 million as of December 31, 2014. Statutory net income/(loss) as of March 31, 2015 was approximately $2.2 million, compared to net income/(loss) of approximately $2.8 million as of March 31, 2014.

     The parent company of ACA Financial Guaranty maintains a website at www.aca.com where it makes available, free of charge and as soon as reasonably practicable after they file with, or furnish to, the Securities and Exchange Commission (the "SEC"), copies of their most recently filed Annual Report on Form 10-K, all Quarterly Reports on Form 10-Q and all Current Reports on Form 8-K, including all amendments to those reports.

     The information relating to ACA Financial Guaranty and its affiliates contained above has been furnished by ACA Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company incorporated on April 29, 1991 with activities divided into two business segments: (i) financial guarantee and (ii) financial services. Ambac Assurance provides financial guarantee insurance for public and structured finance obligations. Ambac Assurance is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. The holding company is largely dependent on dividends from Ambac Assurance to pay dividends on its common stock, to pay principal and interest on its indebtedness and to pay its operating expenses.

     On November 8, 2010, Ambac announced that it filed for Chapter 11 bankruptcy protection and intends to continue to operate in the ordinary course of business as "debtor-in-possession" under the jurisdiction of the United States Bankruptcy Court for the Southern District of New York. The court entered an order confirming the company's plan of reorganization on March 14, 2012. Until the plan of reorganization was consummated and the company emerged from bankruptcy, Ambac operated in the ordinary course of business as "debtor-in-possession" in accordance with the applicable provisions of the United States Bankruptcy Code and the orders of the bankruptcy court. On May 1, 2013 Ambac completed its financial restructuring and emerged from Chapter 11 bankruptcy projection. Under the terms of the restructuring all allowed claims of Ambac's former creditors were discharged and they received new common stock, and in certain instances, new warrants, issued by the reorganized company.

     On April 7, 2011, Moody's withdrew its Caa2 rating of Ambac Assurance for business reasons, which withdrawal remains in effect as of June 11, 2015. On November 29, 2010,

Ambac Assurance requested that Standard & Poor's withdraw its ratings, which withdrawal remains in effect as of June 11, 2015. Standard and Poor's previously changed Ambac Assurance's rating on March 25, 2010, from CC to R to reflect the level of regulatory intervention at Ambac Assurance following a directive by the Commissioner of Insurance of the State of Wisconsin. Ratings are an essential part of Ambac Assurance's ability to provide credit enhancement and are essential to Ambac Assurance's ability to compete in the financial guarantee business. Considering the high levels of delinquencies and defaults within residential mortgage loans, each of these rating agencies began a review of the capital adequacy of the financial guarantee industry in the fall of 2007. In late December 2007, following the rating agency reviews, Ambac Assurance's AAA rating was affirmed by both Standard & Poor's (with a negative outlook) and Moody's; however, Fitch placed Ambac Assurance's triple-A rating on "rating watch negative" and stated that Ambac Assurance had a modeled $1 billion capital shortfall. On June 18, 2008, Ambac announced its decision to terminate its ratings contract with Fitch. By July 2008, Ambac Assurance was rated AA with a negative outlook by Standard & Poor's and Aa3 with a negative outlook by Moody's.

     On July 28, 2009, Ambac Assurance announced a large estimated increase in loss reserve for the second quarter of 2009 which would reduce regulatory capital to levels below the regulatory-required minimum threshold. Moody's cautioned in late January 2010 that Ambac Assurance's capitalization remained stressed due to mortgage-related exposures and high operating leverage that could result in relatively modest changes in mortgage loss estimates to have substantial effects on capital adequacy. On November 8, 2010, Ambac announced that it filed for a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The company announced that it was unable to raise additional capital as an alternative to seeking bankruptcy protection and was also unable to agree to terms with an ad-hoc committee of certain senior debt holders in order to restructure its outstanding debt through a prepackaged bankruptcy proceeding. As of June 30, 2010, Ambac had debt outstanding amounting to approximately $1.6 billion. Under the terms of the restructuring, all allowed claims of the former creditors of Ambac were discharged and such creditors received new common stock, and in certain instances, new warrants, issued by the reorganized company.

     Ratings actions have had a significant impact on Ambac Assurance's ability to compete in the financial guarantee business. As a result of the rating agency actions described above, as well as significant disruption in the capital markets and investor concern, Ambac Assurance has been able to write only a limited amount of new financial guarantee business since November 2007. Ambac Assurance had been working with rating agencies and regulators to launch Everspan Financial Guarantee Corp. (doing business as Connie Lee Insurance Company in all states except Wisconsin), a wholly-owned but insulated subsidiary of Ambac Assurance. The new company had been designed to have segregated capital, separate risk management and a separate board of directors. On June 1, 2009, however, management announced that it postponed its plan to establish the municipal-only financial guarantee company. On January 25, 2011, the Wisconsin Office of the Commissioner of Insurance announced confirmation of its plan of rehabilitation for the segregated account of Ambac Assurance. The segregated account was established by Ambac Assurance on March 24, 2010, to segregate certain liabilities that presented serious financial hazards to the company and its policyholders. As of December 2011, approximately 500 in-force policies covering a net par outstanding amount of approximately $27 billion were held in the segregated account.

     On April 8, 2013 Ambac reached an agreement with the United States of America with respect to the terms of a settlement that resolved claims filed against Ambac by the Internal Revenue Service and related litigation. Under the terms of the settlement Ambac will pay the United States $1.9 million, and Ambac Assurance and/or the segregated account of Ambac Assurance will pay the United States $100.0 million. The IRS settlement also limits the amount of net operating loss carry-forwards Ambac is entitled to claim relating to its credit default swap contracts for the tax years covered by the settlement to the extent such net operating loss carry-forwards exceed $3.4 billion. As a result, Ambac will experience a net reduction in its aggregate net operating loss carry-forwards of approximately $1.1 billion.

     As of March 31, 2015, Ambac Assurance had net admitted assets of approximately $25.4 billion and total liabilities of approximately $23.5 billion, as compared to approximately $25.2 billion and $22.9 billion, respectively, as of December 31, 2014. Statutory surplus was approximately $1.9 billion and $2.3 billion at March 31, 2015 and December 31, 2014, respectively. The statutory net income/(loss) as of March 31, 2015 was approximately $214.7 million, compared to net income/(loss) of approximately $185.3 million as of March 31, 2014.

     On September 20, 2012, in accordance with certain rules published by the rehabilitator of the segregated account, the segregated account commenced paying 25% of each permitted policy claim that arose since the commencement of the claims payment moratorium period, which lasted from March 24, 2010 through July 31, 2012. On August 2, 2013 the Circuit Court for Dane County, Wisconsin issued an order permitting the rehabilitator of the segregated account to make cash
payments in excess of 25% of permitted policy claims on certain policies.   This
order was affirmed by the Wisconsin Court of Appeals on October 24, 2013. On June 11, 2014, the Circuit Court for Dane County, Wisconsin approved the rehabilitator's motion to amend the confirmed plan of rehabilitation, which will allow holders of permitted policy claims of the segregated account to receive a combination of cash payments and the right to deferred amounts equal to the remaining balance of such claims.

     Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business. Ambac is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005. Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340. Ambac maintains a website at www.ambac.com.

     The information relating to Ambac Assurance and its affiliates contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Assured Guaranty Corp. ("AGC"). AGC is a Maryland-domiciled insurance company regulated by the Maryland Insurance Administration and licensed to conduct financial guaranty insurance business in all fifty states of the United States, the District of Columbia and Puerto Rico. AGC commenced operations in 1988. AGC is a wholly owned, indirect subsidiary of Assured Guaranty Ltd. ("AGL"), a Bermuda-based holding company whose shares are publicly traded and are listed on the New York Stock Exchange under the symbol "AGO." AGL, through its operating subsidiaries, provides credit enhancement products to the U.S. and global public finance, infrastructure and structured finance markets. Neither AGL nor any of its shareholders is obligated to pay any debts of AGC or any claims under any insurance policy issued by AGC.

     On January 17, 2013, Moody's downgraded AGC's financial strength from Aa3 (review for possible downgrade) to A3 (stable outlook). As of June 11, 2015 AGC's insurance financial strength rating was A3 (negative outlook). On March 18, 2014, Standard & Poor's raised AGC's financial strength rating to AA (stable outlook), which remains in effect as of June 11, 2015. On February 24, 2010, Fitch, at the request of AGL, withdrew its AA- (Negative Outlook) insurer financial strength rating of AGC at the then current rating level.

     AGC's net admitted assets and total liabilities as of March 31, 2015, were approximately $2.7 billion and $1.6 billion, respectively, as compared to approximately $2.5 billion and $1.5 billion, respectively, as of December 31, 2014. The total surplus as regards policyholders was approximately $1.1 billion as of March 31, 2015 and $1.1 billion as of December 31, 2014. The statutory net income/(loss) as of March 31, 2015 was approximately $44.6 million, compared to net income/(loss) of approximately $74.1 million as of March 31, 2014.

     Assured Guaranty, parent company of AGC, maintains a website at http://assuredguaranty.com/.

     The information relating to AGC and its affiliates contained above has been furnished by AGC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Assured Guaranty Municipal Corp. ("AGM").   AGM is a New York domiciled
financial guaranty insurance company and a wholly owned subsidiary of Assured Guaranty Municipal Holdings Inc. ("Holdings"). Holdings is an indirect subsidiary of AGL. No shareholder of AGL, Holdings or AGM is liable for the obligations of AGM. Effective November 9, 2009, Financial Security Assurance Inc. changed its name to Assured Guaranty Municipal Corp.

     On January 17, 2013, Moody's downgraded AGM's financial strength from Aa3 (review for possible downgrade) to A2 (stable outlook), which remains in effect as of June 11, 2015. On March 18, 2014, Standard & Poor's raised AGM's financial strength rating to AA (stable outlook), which remains in effect as of June 11, 2015. On February 24, 2010, Fitch, at the request of AGL, withdrew its AA (Negative Outlook) insurer financial strength rating of AGM. Fitch has not reinstated its rating as of January 7, 2013.

     AGM's net admitted assets and total liabilities as of March 31, 2015 were approximately $5.8 billion and $3.6 billion, respectively, as compared to approximately $6.0 billion and $3.7 billion, respectively, as of December 31, 2014. The total surplus as regards policyholders was approximately $2.2 billion as of March 31, 2015, and $2.3 billion as of December 31, 2014. The net income/(loss) as of March 31, 2015 was approximately $69.7 million, compared to net income/(loss) of approximately $74.1 million as of March 31, 2014.

     Assured Guaranty, parent company of AGM, maintains a website at http://assuredguaranty.com/.

     The information relating to AGM and its affiliates contained above has been furnished by AGM. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Berkshire Hathaway Assurance Corporation ("BHAC"). BHAC is a bond insurance company that is an indirect, wholly-owned subsidiary of Berkshire Hathaway Inc. BHAC is a New York stock insurance corporation that writes financial guaranty insurance. BHAC was organized on December 21, 2007, and received its New York Certificate of Authority on December 28, 2007. BHAC is licensed in New York to write financial guaranty insurance, surety insurance and credit insurance. As of April 11, 2008, BHAC was licensed to write financial guaranty insurance in 47 additional states and the District of Columbia.

     BHAC's shareholders and their respective percentage of outstanding common stock are as follows: Columbia Insurance Company ("Columbia"), a Nebraska corporation (51%), and National Indemnity Company, a Nebraska corporation (49%). Columbia and National Indemnity Company are each indirect, wholly owned subsidiaries of Berkshire Hathaway Inc.

     BHAC is subject to the insurance laws and regulations of the State of New York, BHAC's state of domicile. Pursuant to New York's financial guaranty insurance law, financial guaranty insurers are limited to writing financial guaranty insurance and related lines, including surety and credit insurance. In addition, New York's financial guaranty insurance law (i) requires such insurers to maintain a minimum surplus as regards policyholders, (ii) establishes limits on the aggregate net amount of exposure that may be retained in respect of a particular issuer or revenue source and on the aggregate net amount of exposure that may be retained in respect of particular types of risk as a percentage of surplus as regards policyholders; and (iii) establishes contingency, loss and unearned premium reserve requirements. BHAC is also subject to the applicable insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations vary by jurisdiction.

     BHAC's admitted assets and total liabilities as of March 31, 2015, were approximately $531.1 million and $286.2 million, respectively, as compared to approximately $526.2 million and $283.2 million, respectively, as of December 31, 2014. The total surplus as regards policyholders determined in accordance with statutory accounting practices ("SAP") prescribed or permitted by the New York Department of Insurance was approximately $244.9 million as of March 31, 2015 and $243.0 million as of December 31, 2014.

     Copies of BHAC's most recently published SAP Annual Statement is available upon request to: Berkshire Hathaway Assurance Corporation, 100 First Stamford Place, Stamford, CT 06902, Attention: General Counsel. BHAC's telephone number is (203) 363-5200.

     The policies issued by BHAC are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Laws. Standard & Poor's has assigned its AA+ financial strength and financial enhancement ratings to BHAC. Standard & Poor's has assigned its AA+ financial enhancement rating to Columbia. The ratings on BHAC are based on a guaranty from Columbia in favor of BHAC. Both of these ratings remain in effect as of June 11, 2015. The guaranty issued by Columbia applies to BHAC's policy issued with respect to the bonds. Any explanation of these ratings may only be obtained from Standard & Poor's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Standard & Poor's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds.

     In addition, Moody's has assigned its AAa1 insurance financial strength ratings to BHAC and Columbia, which remains in effect as of June 11, 2015. Any explanation of these ratings may only be obtained from Moody's. The ratings are not a recommendation to buy, sell or hold the bonds, and are subject to revision or withdrawal at any time by Moody's. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the bonds. On April 8, 2009, the date that Moody's Investor Services, Inc. assigned its rating to BHAC, BHAC's ultimate parent company, Berkshire Hathaway Inc., maintained an investment in Moody's Investor Services, Inc.'s parent company of approximately 19.6% of the common shares then outstanding. BHAC does not guarantee the market price or investment value of the bonds nor does it guarantee that the ratings on the bonds will not be revised or withdrawn.

     The information relating to BHAC and its affiliates contained above has been furnished by BHAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     CIFG Assurance North America, Inc. ("CIFG"). CIFG, a New York corporation, and CIFG Europe provide financial guarantees for transactions in the public finance, structured finance, and infrastructure finance markets in the United States, Europe and around the world.

     On November 11, 2009, Moody's downgraded its rating of CIFG to Ca from Caa2 with a developing outlook and simultaneously withdrew any future ratings for business reasons. Moody's stated that material deterioration in CIFG's insured portfolio adversely affected the guarantor's capital adequacy profile and that CIFG may no longer have sufficient financial resources to pay all insurance claims. CIFG reported a $298 million statutory deficit in its second quarter 2009 financial statements, increasing its gross loss reserves by $339 million due to worsening performance trends. Moody's added that the risk of regulatory intervention is meaningful given CIFG's failure to meet minimum regulatory capital requirements. This could influence the pace of commutations with counterparties, potentially on terms that imply a distressed exchange, Moody's cautioned. On June 15, 2009, Standard & Poor's lowered its rating on CIFG from BB to CC with a negative outlook. The ratings actions were prompted by significant deterioration in the company's remaining insured portfolio since January 2009 when

CIFG initiated a broad restructuring. Standard & Poor's withdrew its rating of CIFG at the request of CIFG on February 16, 2010. None of these reporting agencies had reinstated their ratings of CIFG as of June 11, 2015.

     In February 2013, CIFG entered into a transaction terminating its financial guaranty insurance policies in connection with seven student loan asset backed transactions with an outstanding par balance of approximately $845 million. As a result of the transaction, CIFG released approximately $245 million in loss reserves associated with the student loan asset backed transactions exposure, resulting in an increase to statutory capital of $120 million.

     As of March 31, 2015, CIFG had net admitted assets and total liabilities of approximately $782.7 million and $162.6 million, respectively as compared to approximately $782.7 million and $162.6 million, respectively, as of December 31, 2014. Surplus as regards policyholders was approximately $620.1 million as of March 31, 2015 and $617.2 million as of December 31, 2014. The statutory net income/(loss) as of March 31, 2015 was approximately $7.6 million, compared to net income/(loss) of approximately $11.7 million as of March 31, 2014.

     CIFG maintains a website at www.cifg.com.

     The information relating to CIFG and its affiliates contained above has been furnished by CIFG. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. FGIC typically guarantees the scheduled payments of principal and interest on an issuer's obligations when due. FGIC is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom.

     The deterioration in the U.S. housing and mortgage markets and the global credit markets adversely affected FGIC's business, results of operations, and financial condition. During 2008, FGIC's financial strength and credit ratings were downgraded by various rating agencies. The financial strength ratings downgrades have adversely impacted the company's ability to generate new business and, unless restored, will impact the future business, operations and financial results. As a result of these developments, the company ceased writing new business to preserve capital. On September 30, 2008, FGIC entered into a reinsurance agreement with MBIA under which MBIA reinsured certain policies covering approximately $166 billion of FGIC's U.S. public finance insured par outstanding. The reinsurance provided by MBIA was to enable covered policyholders to make claims for payment directly against MBIA in accordance with the terms of the reinsurance agreement.

     On November 24, 2009, the New York Insurance Department issued an order requiring FGIC to cease writing new policies and suspend paying any and all claims because of ongoing surplus to policyholders deficits and impairment of required minimum surplus to policyholders.

The order required FGIC to provide a detailed and final restructuring plan no later than January 5, 2010. To satisfy this requirement, FGIC provided to the New York Insurance Department FGIC's proposed surplus restoration plan, which, as of February 1, 2010, was under review. The order further required FGIC to return to compliance with regulatory requirements by March 25, 2010, which was subsequently extended to June 15, 2010. FGIC announced on May 14, 2010, as part of its surplus restoration plan, its plans to participate in an offer to exchange certain residential mortgage-backed securities and asset-backed securities insured by FGIC for cash and uninsured securities by Sharps SP I LLC. On October 25, 2010, Sharps SP I LLC announced that it did not receive sufficient participation from eligible holders in its offer to exchange certain residential mortgage-backed securities and asset-backed securities insured by FGIC to satisfy the conditions necessary to complete the exchange offer. As a result, the conditions for successfully effectuating FGIC's surplus restoration plan had not been satisfied. On December 2, 2010, FGIC announced that investors holding securities guaranteed by FGIC formed a policyholder group in light of the unsuccessful exchange offer. The purpose of the policyholder group was to negotiate a proposed restructuring plan with FGIC, which FGIC would submit to the New York Superintendent of Insurance by January 31, 2011.

     On August 4, 2010, FGIC Corporation, FGIC's parent company, announced it had filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York. On March 25, 2010, FGIC and its subsidiary, FGIC Credit Products LLC, entered into a commitment and support agreement with seven counterparties to their credit default swaps. This agreement would enable FGIC to mitigate its potential existing exposure to material claims based on mark-to-market termination payments under such credit default swaps. Under this agreement, the counterparties have agreed to forbear from exercising certain acceleration, termination, and assessment rights under their credit default swap contracts for a period of time. This agreement also involves FGIC forming a new wholly owned subsidiary licensed as a New York financial guaranty insurance corporation that would assume FGIC's rights, obligations, and liabilities under the specified credit default swap policies.

     On June 11, 2012, FGIC announced that the Superintendent of the New York State Department of Financial Services filed a verified petition with the Supreme Court of the State of New York for an order of rehabilitation (i) appointing the Superintendent as rehabilitator of FGIC; (ii) directing the rehabilitator to take possession of the property and assets of FGIC and to conduct its business; and (iii) directing the rehabilitator to take steps toward removing the causes and conditions which have made the rehabilitation proceeding necessary. FGIC has consented to the commencement of the rehabilitation proceeding.

     On September 27, 2012, the rehabilitator filed a proposed Plan of Rehabilitation for FGIC and the First Amended Plan of Rehabilitation for FGIC. The rehabilitator filed a revised First Amended Plan of Rehabilitation for FGIC, dated June 4, 2013, and the court approved the plan on June 11, 2013. On August 19, 2013, the Plan of Rehabilitation became effective and the rehabilitation proceeding was terminated.

     On April 16, 2014, FGIC reached a settlement with Bank of America Corporation concerning nine second-lien residential mortgage-backed securitizations sponsored by Countywide Home Loans, Inc., for which FGIC provided financial guaranty insurance. Under the terms of this settlement, FGIC received a settlement payment of $584 million in cash and all outstanding litigation between FGIC and Bank of America, as well as outstanding and potential claims by FGIC related to alleged representations and warranties breaches and other claims involving such securitizations, were resolved.

     On April 22, 2009, Standard and Poor's lowered its rating of FGIC to CC from CCC with a negative outlook, and subsequently withdrew its ratings because of an expectation that timely financial information would no longer be available. On March 24, 2009, FGIC was downgraded to Caa3 from Caa1 with a negative outlook by Moody's, which also announced that it was withdrawing the ratings of FGIC and FGIC Corporation for business reasons. Effective November 24, 2008, Fitch no longer provides a rating for FGIC, citing its belief that FGIC's financial guaranty franchise was effectively in run-off and, as a result, that there was limited investor interest in continued coverage of the rating. Prior to January 2008, FGIC was rated AAA, Aaa and AAA by Standard & Poor's, Moody's, and Fitch, respectively. None of these reporting agencies had reinstated their ratings of FGIC as of June 11, 2015.

     As of March 31, 2015, FGIC had total admitted assets of approximately $2.3 billion and total liabilities of approximately $2.2 billion. At year end 2014, FGIC had net admitted assets of approximately $2.5 billion and total liabilities of approximately $2.5 billion. As of March 31, 2015, FGIC's statutory surplus/(deficit) was approximately $66.4 million compared to a statutory surplus/(deficit) of approximately $66.4 million on December 31, 2014. The net income/(loss) as of March 31, 2015 was approximately $13.8 million, compared to net income/(loss) of approximately $(2.6) million as of March 31, 2014. As discussed above, due to this statutory deficit, FGIC is suspended by the New York State Insurance Department from writing new policies and paying all claims.

     Copies of FGIC's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 512 Fifth Avenue, 15th Floor, New York, NY 10175, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000. FGIC maintains a website at www.FGIC.com.

     The information relating to FGIC and its affiliates contained above has been furnished by FGIC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     National Public Finance Guarantee Corporation ("National"). National is an insurance subsidiary of MBIA, Inc., a Connecticut corporation. On February 25, 2008, MBIA Insurance Corporation ("MBIA") announced a plan to implement several initiatives in connection with the restructuring of its business over the next few years. A significant aspect of the plan was the creation of separate legal operating entities for MBIA's public, structured, and asset management businesses as soon as feasible, with a goal of within five years. As part of that plan, on February 18, 2009, MBIA announced it had formed a new public finance-only financial guarantee insurance company which would conduct business only in the United States. The new company initially did business as MBIA Illinois, but changed its name to National Public Finance Guarantee Corporation officially on March 19, 2009. Its initial portfolio of approximately $537 billion in net par outstanding as of February 18, 2009 consisted of both the U.S. public finance policies originally insured by MBIA and those reinsured as part of a 2008 portfolio transaction with FGIC. All of the existing affected policyholders were to have reinsurance provided by National through the cut-through provision in the reinsurance agreement and second-to-pay policies, which gave MBIA and FGIC policyholders the ability to make a claim for payment directly against National. As of August 19, 2013, covered policies that previously benefited from the reinsurance agreement and second to pay policies entered into by MBIA Insurance Corporation in 2008 and subsequently assigned to and reinsured by National in 2009, have been novated to National, which now becomes the primary insurer under the policies.

     On May 22, 2014, Moody's raised its rating on National to A3 with a stable outlook. As of June 11, 2015, National has an insurance financial strength rating of A3 with a negative outlook. On May 10, 2013, Standard and Poor's raised its rating on National to A with a stable outlook. As of June 11, 2015, National has a long-term issuer credit rating of AA- (stable outlook).

     As of March 31, 2015, National's total net admitted assets were approximately $15.9 billion and its total liabilities were approximately $12.0 billion, as compared to approximately $16.3 billion and $12.3 billion, respectively, as of December 31, 2014. The surplus as regards policyholders was approximately $2.2 billion as of March 31, 2015, and $4.0 billion as of December 31, 2014. As of March 31, 2015, National had a statutory net income/(loss) of approximately $64.0 million, compared with a net income/(loss) of approximately $72.0 million as of March 31, 2014.

     National maintains a website at www.nationalpfg.com/#/home.

     The information relating to MBIA, National and their affiliates contained above has been furnished by MBIA and/or National. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Radian Asset Assurance, Inc. ("Radian"). Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London.

     On February 28, 2013, Standard & Poor's maintained its rating on Radian as B+ and revised its outlook to stable, which remains in effect as of July 23, 2014. On April 17, 2012, Moody's affirmed its Ba1 rating with a negative outlook, which remains its rating as of July 23, 2104. Radian Group Inc.'s management has stated that it has discontinued, for the foreseeable future, writing any new financial guaranty business in light of current market conditions, and that it intends to utilize Radian's available capital to support its mortgage insurance operations. Radian has also announced that it and Assured Guaranty Corp. ("Assured") entered into a transaction whereby Radian reinsured a group of public finance policies with Assured. As part of that reinsurance transaction, Radian has appointed Assured to service those insurance policies, effective as of January 24, 2012.

     Radian's total net admitted assets and total liabilities as of March 31, 2014 were approximately $1.5 billion and $322.4 million, respectively, as compared to approximately $1.5 million and $303.4 million, respectively, as of December 31, 2013. The surplus as regards policyholders was approximately $1.2 billion as of March 31, 2014, and $1.2 billion as of December 31, 2013. As of March 31, 2014, Radian had a statutory net income/(loss) of approximately (2.1) million, compared with a net income/(loss) of approximately 2.4 million as of March 31, 2013.

     On April 1, 2015, Assured Guaranty Corp. acquired Radian and merged Radian into AGC, with AGC as the surviving company. Bonds insured by Radian have become insured obligations of AGC.

     Radian Group, Inc., the former parent company of Radian, maintains a website at http://www.radian.biz.

     The information relating to Radian and its affiliates contained above has been furnished by Radian. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     Syncora Guarantee Inc. (formerly XL Capital Assurance Inc.) ("Syncora"). Syncora is the sole subsidiary of Syncora Holdings Ltd., a holding company domiciled in Bermuda, and provides financial guarantee insurance and other credit enhancement for debt obligations in the U.S. and international capital markets, including municipal bonds, asset-backed securities, debt backed by utilities and selected infrastructure projects, future flow securitizations, bank deposit insurance and collateralized debt obligations.

     On November 8, 2012, Moody's withdrew its rating of Syncora, citing a lack of adequate information to support the maintenance of a rating. Syncora had previously been rated Ca by Moody's. On July 28, 2010, Standard & Poor's withdrew its rating of Syncora. A press release stated that this was due to a lack of sufficient information to judge the company's claims paying ability. Syncora had previously been given an R rating due to being under regulatory supervision. Neither reporting agency had reinstated its ratings of Syncora as of June 11, 2015.

     In its year-end 2008 annual statement, Syncora reported a statutory policyholders' deficit of approximately $2.4 billion, which would permit the New York Insurance Department to intervene in Syncora's operations and seek court appointment as rehabilitator or liquidator of the company. Syncora then engaged in settlement negotiations with its counterparties and launched a tender offer for insured residential mortgage-backed securities as part of a broader restructuring initiative. On July 17, 2009, Syncora announced that it completed substantially all of the steps of its comprehensive restructuring contemplated by the master transaction agreement between Syncora and certain financial counterparties to its credit default swap and financial guarantee policies and accepted the tender offer for certain residential mortgage-backed securities insured by Syncora. As a result, the company expected to remediate its policyholders' surplus deficit in the range of $3.9 and $4.1 billion. The restructuring was to relieve the company of approximately $6.0 billion in losses and loss reserves. The company expected that the successful remediation of its policyholders' surplus deficit would allow it to return to compliance with the

New York State Insurance Department's minimum policyholders' surplus requirement of $65 million. Syncora is not currently writing new insurance business and, along with its newly formed financial guarantee insurance subsidiary, Syncora Capital Assurance Inc., will not resume writing new insurance business. The New York State Insurance Department approved the transactions relating to the restructuring and directed that, upon the completion of each of the transactions so approved, the company would confirm that such closings have occurred and the impairment to its policyholders' surplus had been removed.

     On April 12, 2010, Syncora reported that it had closed the outstanding transaction that was part of its restructuring that was announced on July 17, 2007. On July 20, 2010, Syncora announced that it completed its remediation plan sufficient to meet its minimum statutory policyholder surplus requirements and address previously announced short and medium term liquidity issues. The remediation plan included purchases of certain of the company's guaranteed exposures, monetization of certain of its illiquid assets, receipt of a partial prepayment of a surplus note from its wholly owned subsidiary Syncora Capital Assurance Inc. and various other loss remediation and restructuring actions. Syncora also announced that, as required by a supplemental order issued by the New York Insurance Department on June 17, 2010, the company provided, and the New York Insurance Department approved, Syncora's plan for the payment of new claims as they become due in the ordinary course of business and for the payment of claims accrued and unpaid since April 26, 2009. On October 25, 2010, Syncora announced that it would record a decrease in its statutory policyholders' surplus of approximately $25 million to $40 million for the third quarter of 2010, principally as a result of adverse development with respect to residential mortgage backed securities and other guaranteed transactions. In connection with the adverse development of its reserves, Syncora identified a potential mismatch of future long-term claim payments and reimbursement of such claim payments and warned that such mismatch might impact liquidity at that time. If not mitigated, the company warned, these issues could materially impair Syncora's ability to satisfy its future obligations. In addition, Syncora announced that it expected the discount rate used in the calculation of its reserves and loss adjustment expenses at December 31, 2010 to be lower, as compared to that used in prior periods during 2010 and as of December 31, 2009. The company warned that a decrease in this rate will cause Syncora's reserves and loss adjustment expenses to increase and such increase may have a material adverse effect on the company's policyholders' surplus.

     On December 4, 2013, Syncora announced that it settled all litigation and commuted all its insurance policies issued in connection with the Jefferson County, Alabama Sewer Warrants pursuant to a consensual plan of debt adjustment. Syncora received a partial recovery on claims totaling $246 million, including claims with respect to certain warrants it owned as a result of past payments under its insurance policies. Syncora was released by all relevant parties from any legal claims against it in connection with its insurance of the warrants.

     On February 2, 2014, Syncora announced that it settled certain residential mortgage-backed securities claims with JPMorgan Chase & Co. in return for a cash settlement. On that date, the company also announced that as a result of multiple substantial remediation transactions and litigation recoveries, the company expected to remove disclosure from its annual statutory financial statements regarding substantial doubt about the its ability to continue as a going concern over the next twelve months.

     Syncora's net admitted assets and total liabilities as of March 31, 2015 were approximately $1.2 billion and $344.4 million, respectively, as compared to approximately $1.2 billion and $365.5 million, respectively, as of December 31, 2014. The surplus as regards policyholders was approximately $856.0 million as of March 31, 2015, and $973.3 million as of December 31, 2014. As of March 31, 2015, Syncora had a statutory net income/(loss) of approximately $(6.2) million, compared with a net income/(loss) of approximately $29.0 million as of March 31, 2014.

     The company's website address is www.syncora.com.

     The information relating to Syncora and its affiliates contained above has been furnished by Syncora. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

     The public can read and copy any materials the above referenced companies file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC. The address of the SEC's website is www.sec.gov.

ADMINISTRATION OF THE TRUST

     DISTRIBUTIONS TO UNITHOLDERS. Interest received by a trust, including any portion of the proceeds from a disposition of securities which represents accrued interest, is credited by the trustee to the Interest Account for the trust. All other receipts are credited by the trustee to a separate Principal Account for the trust. The trustee normally has no cash for distribution to unitholders until it receives interest payments on the securities in the trust. On the dates set forth under "Essential Information" in the prospectus, the trustee will commence distributions, in part from funds advanced by the trustee.

       Thereafter, assuming your trust retains its original size and composition, after deduction of the fees and expenses and reimbursements (without interest) to the trustee for any amounts advanced to a trust, the trustee will normally distribute any income and principal received by your trust on each distribution date or shortly thereafter to unitholders of record on the preceding Record Date. Unitholders will receive an amount substantially equal to their pro rata share of the balance of the Interest Account. However, interest earned at any point in time will generally be greater than the amount actually received by the trustee. Therefore, there will generally remain an item of accrued interest that is added to the daily value of the units. If unitholders sell or redeem all or a portion of their units, they will be paid their proportionate share of the accrued interest to, but not including, the third business day after the date of a sale or to the date of tender in the case of a redemption.

     Unitholders of record on the first record date will receive an interest distribution on the first distribution date. Because the period of time between the first distribution date and the regular distribution dates may not be a full period, the first regular distributions may be partial distributions.

     Persons who purchase units between a record date and a distribution date will receive their first distribution on the second distribution date following their purchase of units. Since interest on securities in your trust is payable at varying intervals and distributions are made to unitholders at different intervals from receipt of interest, the interest accruing to a trust may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each distribution date the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the trustee is authorized by the trust agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account.

     The trustee will distribute on each distribution date or shortly thereafter, to each unitholder of record on the preceding record date, an amount substantially equal to such holder's pro rata share of the available cash balance, if any, in the Principal Account computed as of the close of business on the preceding record date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per unit.

     STATEMENTS TO UNITHOLDERS. With each distribution, the trustee will furnish to each unitholder a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per unit.

     The accounts of a trust are required to be audited annually, at the related trust's expense, by independent public accountants designated by the sponsor, unless the sponsor determines that such an audit would not be in the best interest of the unitholders of the trust. The accountants' report will be furnished by the trustee to any unitholder upon written request. Within a reasonable period of time after the end of each calendar year, the trustee shall furnish to each person who at any time during the calendar year was a unitholder of a trust a statement, covering the calendar year, setting forth for the trust:

(A)  As to the Interest Account:

     (1) Income received;

     (2) Deductions for applicable taxes and for fees and expenses of the trust and for redemptions of units, if any; and

     (3) The balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

(B)  As to the Principal Account:

     (1) The dates of disposition of any securities and the net proceeds received therefrom;

     (2) Deductions for payment of applicable taxes and fees and expenses of the trust and for redemptions of units, if any; and

     (3) The balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

(C)  The following information:

     (1) A list of the securities as of the last business day of such calendar year;

     (2) The number of units outstanding on the last business day of such calendar year;

     (3) The redemption price based on the last evaluation made during such calendar year;

     (4) The amount actually distributed during such calendar year from the Interest and Principal Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per unit outstanding on the record dates for each such distribution.

     RIGHTS OF UNITHOLDERS. A unitholder may at any time tender units to the trustee for redemption. The death or incapacity of any unitholder will not operate to terminate a trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of a trust. No unitholder shall have the right to control the operation and management of a trust in any manner, except to vote with respect to the amendment of the trust agreement or termination of a trust.

     AMENDMENT AND TERMINATION. The trust agreement may be amended from time to time by the sponsor and trustee or their respective successors, without the consent of any of the unitholders, (i) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent with any other provision contained in the trust agreement, (ii) to make such other provision in regard to matters or questions arising under the trust agreement as shall not materially adversely affect the interests of the unitholders or (iii) to make such amendments as may be necessary (a) for the trust to continue to qualify as a regulated investment company for federal income tax purposes if the trust has elected to be taxed as such under the United States Internal Revenue Code of 1986, as amended, or (b) to prevent the trust from being deemed an association taxable as a corporation for federal income tax purposes if the trust has not elected to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended. The trust agreement may not be amended, however, without the consent of all unitholders then outstanding, so as (1) to permit, except in accordance with the terms and conditions thereof, the acquisition hereunder of any securities other than those specified in the schedules to the trust agreement or (2) to reduce the percentage of units the holders of which are required to consent to certain of such amendments. The trust agreement may not be amended so as to reduce the interest in a trust represented by units without the consent of all affected unitholders. Except for the amendments, changes or modifications described above, neither the sponsor nor the trustee may consent to any other amendment, change or modification of the trust agreement without the giving of notice and the obtaining of the approval or consent of unitholders representing at least 66 2/3% of the units then outstanding of the affected trust. No amendment may reduce the aggregate percentage of units the holders of which are required to consent to any amendment, change or modification of the trust agreement without the consent of the unitholders of all of the units then outstanding of the affected trust and in no event may any amendment be made which would (1) alter the rights to the unitholders as against each other, (2) provide the trustee with the power to engage in business or investment activities other than as specifically provided in the trust agreement, (3) adversely affect the tax status of the trust for federal income tax purposes or result in the units being deemed to be sold or exchanged for federal income tax purposes or (4) unless the trust has elected to be taxed as a regulated investment company for federal income tax purposes, result in a variation of the investment of unitholders in the trust. The trustee will notify unitholders of the substance of any such amendment.

     The trust agreement provides that a trust shall terminate upon the maturity, liquidation, redemption or other disposition of the last of the securities held in the trust but in no event is it to continue beyond the mandatory termination date. If the value of a trust shall be less than the applicable minimum value stated in the prospectus (generally 40% of the total value of securities deposited in the trust during the initial offering period), the trustee may, in its discretion, and shall, when so directed by the sponsor, terminate the trust. A trust may be terminated at any time by the holders of
units representing 66 2/3% of the units thereof then outstanding.    A trust
will be liquidated by the trustee in the event that a sufficient number of units of the trust not yet sold are tendered for redemption by the sponsor, so that the net worth of the trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the trust. If a trust is liquidated because of the redemption of unsold units by the sponsor, the sponsor will refund to each purchaser of units the entire sales fee paid by such purchaser.

     Within a reasonable period after termination, the trustee will sell any securities remaining in a trust and, after paying all expenses and charges incurred by the trust, will distribute to unitholders thereof (upon surrender for cancellation of certificates for units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of the trust.

     THE TRUSTEE. The trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, (800) 848-6468. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any trust. In accordance with the trust agreement, the trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of units held by, every unitholder of a trust. Such books and records shall be open to inspection by any unitholder at all reasonable times during usual business hours. The trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The trustee shall keep a certified copy or duplicate original of the trust agreement on file in its office available for inspection at all reasonable times during usual business hours by any unitholder, together with a current list of the securities held in each trust. Pursuant to the trust agreement, the trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising a trust.

     Under the trust agreement, the trustee or any successor trustee may resign and be discharged of a trust created by the trust agreement by executing an instrument in writing and filing the same with the sponsor.

     The trustee or successor trustee must mail a copy of the notice of resignation to all unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. In case at any time the trustee shall not meet the requirements set forth in the trust agreement, or shall become incapable of acting, or if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the trustee in an involuntary case, or the trustee shall commence a voluntary case, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for the trustee or for any substantial part of its property shall be appointed, or the trustee shall generally fail to pay its debts as they become due, or shall fail to meet such written standards for the trustee's performance as shall be established from time to time by the sponsor, or if the sponsor determines in good faith that there has occurred either (1) a material deterioration in the creditworthiness of the trustee or (2) one or more grossly negligent acts on the part of the trustee with respect to a trust, the sponsor, upon sixty days' prior written notice, may remove the trustee and appoint a successor trustee, as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee. Notice of such removal and appointment shall be mailed to each unitholder by the sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

     THE SPONSOR. The sponsor of the trust is Advisors Asset Management, Inc. The sponsor is a broker-dealer specializing in providing services to broker-dealers, registered representatives, investment advisers and other financial professionals. The sponsor's headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132. You can contact the Advisor's Asset

Management division at 8100 East 22nd Street North, Building 800, Suite 102, Wichita, Kansas 67226 or by using the contacts listed on the back cover of the prospectus. The sponsor is a registered broker-dealer and investment adviser and a member of the Financial Industry Regulatory Authority, Inc. (FINRA) and the Securities Investor Protection Corporation (SIPC), and a registrant of the Municipal Securities Rulemaking Board (MSRB).

     If at any time the sponsor shall fail to perform any of its duties under the trust agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the trustee may (a) appoint a successor sponsor at rates of compensation deemed by the trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, (b) terminate the trust agreement and liquidate any trust as provided therein, or (c) continue to act as trustee without terminating the trust agreement.

     THE EVALUATOR AND SUPERVISOR. Advisors Asset Management, Inc., the sponsor, also serves as evaluator and supervisor. The evaluator and supervisor may resign or be removed by the sponsor and trustee in which event the sponsor or trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the evaluator no successor has accepted appointment within thirty days after notice of resignation, the evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the trustee to each unitholder.

     LIMITATIONS ON LIABILITY. The sponsor, evaluator, and supervisor are liable for the performance of their obligations arising from their responsibilities under the trust agreement but will be under no liability to the unitholders for taking any action or refraining from any action in good faith pursuant to the trust agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct or its reckless disregard for its duties thereunder. The sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any securities.

     The trust agreement provides that the trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of moneys, securities or certificates except by reason of its own gross negligence, bad faith or willful misconduct, or its reckless disregard for its duties under the trust agreement, nor shall the trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the trustee of any securities. In the event that the sponsor shall fail to act, the trustee may act and shall not be liable for any such action taken by it in good faith. The trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the securities or upon the interest thereof. In addition, the trust agreement contains other customary provisions limiting the liability of the trustee.

     The trustee and unitholders may rely on any evaluation furnished by the evaluator and shall have no responsibility for the accuracy thereof. The trust agreement provides that the determinations made by the evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the evaluator shall be under no liability to the trustee or unitholders for errors in judgment, but shall be liable for its gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement.

     EXPENSES OF THE TRUST. The sponsor will not charge a trust any fees for services performed as sponsor. The sponsor will receive a portion of the sale commissions paid in connection with the purchase of units and will share in profits, if any, related to the deposit of securities in the trust.

     The trustee receives for its services that fee set forth in the prospectus. The trustee's fee which is calculated and paid monthly is based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month. The trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Principal and Interest Accounts since these Accounts are non-interest bearing and the amounts earned by the trustee are retained by the trustee. Part of the trustee's compensation for its services to a trust is expected to result from the use of these funds.

     The supervisor will charge a trust a surveillance fee for services performed for the trust in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the sponsor of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     For evaluation of the securities in a trust, the evaluator shall receive an evaluation fee in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation from other unit investment trusts for which the sponsor acts as sponsor and provides evaluation services, exceed the aggregate cost of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     For providing bookkeeping and administrative services to a trust, the sponsor shall receive an administration fee in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation from other unit investment trusts for which the sponsor acts as sponsor and provides evaluation services, exceed the aggregate cost of providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of January 1 for any annual period, except during the initial offering period the fee will be based on the units outstanding at the end of each month.

     The trustee's fee, sponsor's fee for providing bookkeeping and administrative services to the trust, supervisor's fee and evaluator's fee are deducted from the Interest Account of the related trust to the extent funds are available and then from the Principal Account. Each such fee may be increased without approval of unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index or any equivalent index substituted therefor.

     The following additional charges are or may be incurred by the trust:
(a) fees for the trustee's extraordinary services; (b) expenses of the trustee (including legal and auditing expenses and reimbursement of the cost of advances to the trust for payment of expenses and distributions, but not including any fees and expenses charged by an agent for custody and safeguarding of securities) and of counsel, if any; (c) various governmental charges;
(d) expenses and costs of any action taken by the trustee to protect the trust or the rights and interests of the unitholders; (e) indemnification of the trustee for any loss, liability or expense incurred by it in the administration of the trust not resulting from negligence, bad faith or willful misconduct on its part or its reckless disregard of its obligations under the trust agreement;
(f) indemnification of the sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement; (g) expenditures incurred in contacting unitholders upon termination of the trust. The fees and expenses set forth herein are payable out of a trust and, when owing to the trustee, are secured by a lien on the trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the trust, the trustee has the power to sell securities to pay such amounts. These sales may result in capital gains or losses to unitholders. A trust may pay the costs of updating its registration statement each year.

PURCHASE, REDEMPTION AND PRICING OF UNITS

     PUBLIC OFFERING PRICE. Units of a trust are offered at the public offering price thereof. During the initial offering period, the public offering price per unit is equal to the net asset value per unit (generally based on the offering side evaluations of the securities) plus the applicable sales fee referred to in the prospectus. The public offering price for secondary market transactions is based on the net asset value per unit (generally based on the bid side evaluations of the securities). Certain broker-dealers may charge a transaction fee for processing unit purchases.

     The evaluator will appraise or cause to be appraised daily the value of the underlying securities as of the close of regular trading on the New York Stock Exchange on days the New York Stock Exchange is open and will adjust the public offering price of the units commensurate with such valuation. Such public offering price will be effective for all orders received at or prior to the close of regular trading on the New York Stock Exchange on each such day.
Orders received by the trustee, sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

     The public offering price per unit of the trust as shown under "Essential Information" in the prospectus as of the date stated therein or on any subsequent date will vary from the amount stated under "Essential Information" in the prospectus in accordance with fluctuations in the prices of the underlying securities and the amount of accrued interest on the units. Net asset value per unit is determined by dividing the value of a trust's portfolio securities (including any accrued interest), cash and other assets, less all liabilities (including accrued expenses), by the total number of units outstanding. The portfolio securities are valued at their current market value or their fair value as determined in good faith by the Evaluator. The aggregate bid and offering side evaluations of the securities shall be determined (a) on the basis of current bid or offering prices of the securities, (b) if bid or offering prices are not available for any particular security, on the basis of current bid or offering prices for comparable securities, (c) by determining the value of securities on the bid or offer side of the market by appraisal, or (d) by any combination of the above.

     The interest on the securities deposited in a trust, less the related estimated fees and expenses, will accrue daily. The amount of net interest income which accrues per unit may change as securities mature or are redeemed, exchanged or sold, or as the expenses of a trust change or the number of outstanding units of a trust changes.

     Although payment is normally made three business days following the order for purchase, payments may be made prior thereto. A person will become the owner of units on the date of settlement provided payment has been received. Cash, if any, made available to the sponsor prior to the date of settlement for the purchase of units may be used in the sponsor's business and may be deemed to be a benefit to the sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a unitholder desires to have certificates representing units purchased, such certificates will be delivered as soon as possible following his written request therefor.

     ACCRUED INTEREST. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on securities generally is paid monthly or semi-annually although a trust accrues such interest daily. Because of this, a trust always has an amount of interest earned but not yet collected by the trustee. For this reason, the public offering price of units of a trust will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a trust the amount, if any, of accrued interest paid on their units.

     In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the public offering price in the sale of units to the public, the trustee will advance the amount of accrued interest as of the first settlement date and the same will be distributed to the sponsor as the unitholder of record as of the first settlement date. Consequently, the amount of accrued interest to be added to the public offering price of units will include only accrued interest from the first settlement date to the date of settlement, less any distributions from the Interest Account subsequent to the first settlement date.

     Because of the varying interest payment dates of securities, accrued interest at any point in time will be greater than the amount of interest actually received by the applicable trusts and distributed to unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the units. If a unitholder sells or redeems all or a portion of his units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his units. Since the trustee has the use of the funds held in the Interest Account for distributions to unitholders and since such account is non-interest-bearing to unitholders, the trustee benefits thereby.

     COMPARISON OF PUBLIC OFFERING PRICE AND REDEMPTION PRICE. The net asset value of units will generally be determined on the basis of the current bid prices of the securities.

     PUBLIC DISTRIBUTION OF UNITS. The sponsor intends to qualify the units for sale in a number of states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the public offering price as set forth in the prospectus. Certain commercial banks may be making units available to their customers on an agency basis. The sponsor reserves the right to change the discounts from time to time.

     We may provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell shares of units of this trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the our products. These arrangements will not change the price you pay for your units.

     The sponsor reserves the right to reject, in whole or in part, any order for the purchase of units.

     PROFITS OF SPONSOR. The sponsor will receive gross sales fees equal to the percentage of the offering price of the units of such trusts stated in the prospectus and will pay a portion of such sales fees to dealers and agents. In addition, the sponsor may realize a profit or a loss resulting from the difference between the purchase prices of the securities to the sponsor and the cost of such securities to a trust, which is based on the offering side evaluation of the securities. The sponsor may also realize profits or losses with respect to securities deposited in a trust which were acquired from underwriting syndicates of which the sponsor was a member. An underwriter or underwriting syndicate purchases securities from the issuer on a negotiated or competitive bid basis, as principal, with the motive of marketing such securities to investors at a profit. The sponsor may realize additional profits or losses on unsold units as a result of changes in the daily evaluation of the securities in a trust.

     MARKET FOR UNITS. After the initial offering period, while not obligated to do so, the sponsor may, subject to change at any time, maintain a market for units of the trust offered hereby and to continuously offer to purchase said units at the net asset value, determined by the evaluator based on the aggregate bid prices of the underlying securities in the trust, together with any accrued interest to the expected dates of settlement. Unitholders who wish to dispose of their units should inquire of their broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof.

     The offering price of any units resold by the sponsor will be in accord with that described in the currently effective prospectus describing such units. Any profit or loss resulting from the resale of such units will belong to the sponsor. If the sponsor decides to maintain a secondary market, it may suspend or discontinue purchases of units of the trust if the supply of units exceeds demand, or for other business reasons.

     REDEMPTION. A unitholder who does not dispose of units in the secondary market described above may cause units to be redeemed by the trustee by making a written request to the trustee at its unit investment trust division office and, in the case of units evidenced by a certificate, by tendering such certificate to the trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the trustee and on any certificate representing the units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the trustee. A certificate should only be sent by registered or certified mail for the protection of the unitholder. Since tender of the certificate is required for redemption when one has been issued, units represented by a certificate cannot be redeemed until the certificate representing such units has been received by the purchasers.

     Redemption shall be made by the trustee no later than the seventh day following the day on which a tender for redemption is received (the "Redemption Date") by payment of cash equivalent to the redemption price, determined as set forth below under "Computation of Redemption Price," as of the close of regular trading on the New York Stock Exchange next following such tender, multiplied by the number of units being redeemed. Any units redeemed shall be canceled and any undivided fractional interest in the related trust extinguished. The price received upon redemption might be more or less than the amount paid by the unitholder depending on the value of the securities in the trust at the time of redemption. Certain broker-dealers may charge a transaction fee for processing redemption requests.

     Under regulations issued by the Internal Revenue Service, the trustee is required to withhold a specified percentage of the principal amount of a unit redemption if the trustee has not been furnished the redeeming unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the unitholder only when filing a tax return. Under normal circumstances the trustee obtains the unitholder's tax identification number from the selling broker. However, any time a unitholder elects to tender units for redemption, such unitholder should make sure that the trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the trustee has not been previously provided such number, one must be provided at the time redemption is requested. Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of a trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account for a trust.

     The trustee is empowered to sell securities in order to make funds available for the redemption of units. To the extent that securities are sold, the size of a trust will be, and the diversity of a trust may be, reduced but each remaining unit will continue to represent approximately the same proportional interest in each security. Sales may be required at a time when securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the unitholder depending on the value of the securities in the portfolio at the time of redemption.

     The trustee is irrevocably authorized in its discretion, if the sponsor does not elect to purchase any unit tendered for redemption, in lieu of redeeming such units, to sell such units in the over-the-counter market for the account of tendering unitholders at prices which will return to the unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the redemption price for such units. In the event of any such sale, the trustee shall pay the net proceeds thereof to the unitholders on the day they would otherwise be entitled to receive payment of the redemption price.

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the trustee of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying securities in accordance with the trust agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

     COMPUTATION OF REDEMPTION PRICE. The redemption price for units (the net asset value) of each trust is computed by the evaluator as of the evaluation time stated in the prospectus next occurring after the tendering of a unit for redemption and on any other business day desired by it, by:

A. adding: (1) the cash on hand in the trust other than cash deposited in the trust to purchase securities not applied to the purchase of such securities; (2) the aggregate value of each issue of the securities (including "when issued" contracts, if any) held in the trust as determined by the evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the securities in the trust as of the date of computation;

B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account; (2) an amount representing estimated accrued expenses of the trust, including but not limited to fees and expenses of the trustee (including legal and auditing fees and any insurance costs), the evaluator, the sponsor and counsel, if any; (3) cash held for distribution to unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the trust; and

C. finally dividing the results of such computation by the number of units of the trust outstanding as of the date thereof.

     RETIREMENT PLANS. A trust may be suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The trust may lower the minimum investment requirement for IRA accounts. Fees and charges with respect to such plans may vary.

     OWNERSHIP OF UNITS. Ownership of units will not be evidenced by certificates unless a unitholder, the unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the trustee. Units are transferable by making a written request to the trustee and, in the case of units evidenced by a certificate, by presenting and surrendering such certificate to the trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent by registered or certified mail for the protection of the unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the trustee and on any certificate representing the units to be transferred. Such signatures must be guaranteed as described above.

     Units may be purchased and certificates, if requested, will be issued in denominations of one unit or any multiple thereof, subject to the minimum investment requirement. Fractions of units, if any, will be computed to three decimal places. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the trustee. The trustee may require a unitholder to pay a reasonable fee, to be determined in the sole discretion of the trustee, for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the trustee of satisfactory indemnity (generally amounting to 3% of the market value of the units), affidavit of loss, evidence of ownership and payment of expenses incurred.

TAXATION

     The prospectus contains a discussion of certain U.S. federal income tax issues concerning your trust and the purchase, ownership and disposition of trust units. The discussion below supplements the prospectus discussion and is qualified in its entirety by the prospectus discussion. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of trust units, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

     The federal income tax summary below and in the prospectus is based in part on the advice of counsel to your trust. The Internal Revenue Service could disagree with any conclusions set forth in these discussions. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be held by your trust. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

     If so indicated in the prospectus, your trust intends (i) to elect and (ii) to qualify annually as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its unitholders.

     To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, your trust must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the trust's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the trust's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the trust controls and are engaged in the same, similar or related trades or businesses, or the securities of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses but excludes net capital gain, if any) and at least 90% of its net tax-exempt interest income each taxable year.

     As a regulated investment company, your trust generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short term capital loss), if any, that it distributes to unitholders. The trusts intend to distribute to its unitholders, at least annually, substantially all of its investment company taxable income and net capital gain. If your trust retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, your trust distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, your trust intends to make its distributions in accordance with the calendar year distribution requirement. Further, if your trust retains any net capital gain, the trust may designate the retained amount as undistributed capital gains in a notice to unitholders who, if subject to federal income tax on long-term capital gains (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the trust against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by your trust in October, November or December with a record date in such a month and paid by your trust during January of the following calendar year. These distributions will be taxable to unitholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If your trust failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the trust would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its unitholders) and all distributions out of earnings and profits would be taxed to unitholders as ordinary dividend income.

PERFORMANCE INFORMATION

     INTEREST, ESTIMATED LONG-TERM RETURN AND ESTIMATED CURRENT RETURN. As of the close of business on the business day before the trust's inception date, the estimated long-term return and the estimated current return, if applicable, for each trust were as set forth in the "Essential Information" for each trust in the prospectus. Estimated current return is calculated by dividing the estimated net annual interest income per unit by the public offering price. The estimated net annual interest income per unit will vary with changes in fees and expenses of the trustee, the sponsor and the evaluator and with the principal prepayment, redemption, maturity, exchange or sale of the securities while the public offering price will vary with changes in the offering price of the underlying securities and accrued interest; therefore, there is no assurance that the present estimated current return will be realized in the future. Estimated long-term return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements or average life of all of the securities in a trust and (2) takes into account the expenses and sales fee associated with each trust unit. Since the market values and estimated retirements of the securities and the expenses of a trust will change, there is no assurance that the present estimated long-term return will be realized in the future. Estimated current return and estimated long-term return are expected to differ because the calculation of estimated long-term return reflects the estimated date and amount of principal returned while estimated current return calculations include only net annual interest income and public offering price.

     GENERAL. Information contained in this Information Supplement or in the prospectus, as it currently exists or as further updated, may also be included from time to time in other prospectuses or in advertising material. Information on the performance of a trust strategy or the actual performance of a trust may be included from time to time in other prospectuses or advertising material and may reflect sales fees and expenses of a trust. The performance of a trust may also be compared to the performance of money managers as reported in SEI Fund Evaluation Survey or of mutual funds as reported by Lipper Analytical Services Inc. (which calculates total return using actual dividends on ex-dates accumulated for the quarter and reinvested at quarter end), Money Magazine Fund Watch (which rates fund performance over a specified time period after sales fee and assuming all dividends reinvested) or Wiesenberger Investment Companies Service (which states fund performance annually on a total return basis) or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (unmanaged indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks) or the Standard & Poor's 500 Index (an unmanaged diversified index of 500 stocks) or similar measurement standards during the same period of time.

DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

  * Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  *  Nature of and provisions of the obligation;

  * Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA--An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C--A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D--An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)--The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.--This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i--This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L--Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p--This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi--Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr--The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

t--This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

MOODY'S INVESTORS SERVICE, INC. Long-Term Obligation Ratings

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba--Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B--Obligations rated B are considered speculative and are subject to high credit risk.

Caa--Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca--Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C--Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

     Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

  * Notes containing features that link interest or principal to the credit performance of any third party or parties

  *  Notes allowing for negative coupons, or negative principal

  * Notes containing any provision that could obligate the investor to make any additional payments

  *  Notes containing provisions that subordinate the claim.

     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                      Contents of Post-Effective Amendment
                            To Registration Statement


This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:


                                The facing sheet


                                 The prospectus


                                 The signatures


                      The Consent of Independent Registered
                             Public Accounting Firm

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Advisors Disciplined Trust 257, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita, and State of Kansas, on the 31st day of August, 2015.

                              Advisors Disciplined Trust 257
                                 Registrant

                              By: Advisors Asset Management, Inc.
                                 Depositor

                              By:     /s/ ALEX R. MEITZNER
                                 -----------------------------
                                         Alex R. Meitzner
                                      Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on August 31, 2015 by the following persons in the capacities indicated:


SIGNATURE                       TITLE                        DATE

Scott I. Colyer             Director of             )     /s/ Alex Meitzner
                            Advisors Asset          )   ----------------------
                            Management, Inc.        )      Alex Meitzner
                                                    )     Attorney-in-Fact*

Lisa Colyer                 Director of             )      August 31, 2015
                            Advisors Asset          )
                            Management, Inc.        )

James R. Costas             Director of             )
                            Advisors Asset          )
                            Management, Inc.        )

Christopher T. Genovese     Director of             )
                            Advisors Asset          )
                            Management, Inc.        )

Randy J. Pegg               Director of             )
                            Advisors Asset          )
                            Management, Inc.        )

R. Scott Roberg             Director of             )
                            Advisors Asset          )
                            Management, Inc.        )

Jack Simkin                 Director of             )
                            Advisors Asset          )
                            Management, Inc.        )

Andrew Williams             Director of             )
                            Advisors Asset          )
                            Management, Inc.        )

Bart P. Daniel              Director of             )
                            Advisors Asset          )
                            Management, Inc.        )




* An executed copy of the related power of attorney was filed with the Securities and Exchange Commission as Exhibit 7.1 to the Registration Statement on Form S-6 for Advisor's Disciplined Trust 1485
     (File No. 333-203629) as filed on May 15, 2015 and the same is hereby incorporated herein by reference.